Exhibit 10.1

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

LICENSE AND COLLABORATION AGREEMENT

This LICENSE AND COLLABORATION AGREEMENT (this “Agreement”) is made as of March 27, 2015 (the “Execution Date”), by and between Intrexon Corporation, a corporation organized and existing under the laws of Virginia, having its principal place of business at 20374 Seneca Meadows Parkway, Germantown, MD 20876, USA (“Intrexon”), ARES TRADING Trading S.A., a corporation organized and existing under the laws of Switzerland, having offices at Zone Industrielle de L´Ouriettaz, 1170 Aubonne, Switzerland (“ARES TRADING”), and ZIOPHARM Oncology, Inc., a corporation organized and existing under the laws of Delaware, having its principal place of business at One First Avenue, Parris Building 34, Navy Yard Plaza, Boston, MA 02129, USA (“ZIOPHARM”). ARES TRADING, ZIOPHARM and Intrexon are referred to in this Agreement individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, Intrexon has expertise in and owns or controls proprietary technology relating to genetically engineering cells to target and destroy cancer cells;

WHEREAS, ARES TRADING is a pharmaceutical company that develops and commercializes products in oncology, among other areas;

WHEREAS, Intrexon and ZIOPHARM are parties to that certain Exclusive Channel Partner Agreement, dated January 6, 2011, as amended (the “ZIOPHARM Agreement”), pursuant to which ZIOPHARM and Intrexon are developing and commercializing certain products for treating cancer in humans;

WHEREAS, Intrexon, ZIOPHARM and The University of Texas MD Anderson Cancer Center (hereinafter “MD Anderson”) entered into a license agreement including an exclusive sublicensing agreement through MD Anderson for intellectual property developed at the University of Minnesota (hereinafter the “MD Anderson Agreement”) dated January 13, 2015 and the parties to the MD Anderson Agreement aim to allow them to create CAR-T cells by combining their respective technologies;

WHEREAS, Intrexon, ZIOPHARM and ARES TRADING desire to establish a collaboration for the research and development and, if successful, commercialization of pharmaceutical products for the treatment of cancer in humans, utilizing CAR-T therapeutic approaches, all under the terms and conditions set forth herein;

WHEREAS, Intrexon and ZIOPHARM have agreed to modify the terms of the ZIOPHARM Agreement to permit the formation of this collaboration and to provide ARES TRADING with access to Intrexon technologies, some of which are subject to the ZIOPHARM Agreement;

WHEREAS, Intrexon and ZIOPHARM shall include their respective rights within the collaboration under this Agreement with respect to CAR-T cells and their production acquired under the MD Anderson Agreement; and

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

WHEREAS, ARES TRADING will obtain access to the technologies related to this Agreement through its collaboration with Intrexon and ZIOPHARM.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, ARES TRADING, ZIOPHARM and Intrexon hereby agree as follows:

ARTICLE 1

DEFINITIONS

Unless the context otherwise requires, the terms in this Agreement with initial letters capitalized, shall have the meanings set forth below, or the meaning as designated in the indicated places throughout this Agreement.

1.1 “Activator Ligand” or “AL” means a chemical entity selected and paired with a responsive gene construct which in the presence or absence of the chemical entity results in the expression of the protein encoded by such gene construct.

1.2 “Affiliate” means, with respect to a Party, any Person that controls, is controlled by, or is under common control with that Party. For the purpose of this definition, “control” (including, with correlative meaning, the terms “controlled by” and “under the common control”) means the actual power, either directly or indirectly through one or more intermediaries, to direct or cause the direction of the management and policies of such Person, whether by the ownership of more than fifty percent (50%) of the voting stocking of such Person, by contract or otherwise.

1.3 “Alliance Manager” is defined in Section 3.1.

1.4 “Allogeneic Cell Therapy” means [*****].

1.5 “Allogeneic Cell Therapy Criteria” means criteria that the Allogeneic Cell Therapy is required to meet, [*****].

1.6 [*****].

1.7 “Allogeneic Cell Therapy Research Program” is defined in Section 4.3(b).

1.8 “ARES TRADING Indemnitee” is defined in Section 13.1.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

1.9 “ARES TRADING IP” means all ARES TRADING Patent Rights and ARES TRADING Know-How. ARES TRADING IP shall include ARES TRADING’s rights in any Joint IP.

1.10 “ARES TRADING Know-How” means the Know-How that is (a) developed by ARES TRADING pursuant to the Agreement or otherwise Controlled by ARES TRADING and incorporated into a Product or used in the Development of a Product or its method of use or manufacture and (b) reasonably necessary for the Development and Commercialization of Product. ARES TRADING Know-How shall include ARES TRADING’s interest in any Joint Know-How.

1.11 “ARES TRADING Patents” means the Patent Rights claiming ARES TRADING Know-How. ARES TRADING Patents shall include ARES TRADING Sole Patents and ARES TRADING’s interest in any Joint Patents.

1.12 “ARES TRADING Sole Patent” is defined in Section 9.2(c)(i).

1.13 “Calendar Year” means the period beginning on the 1st of January and ending on the 31st of December of the same year, provided however that (i) the first Calendar Year of the Term shall commence on the Effective Date and end on December 31, 2015, and (ii) the last Calendar Year of the Term shall commence on January 1 of the Calendar Year in which this Agreement terminates or expires and end on the date of termination or expiration of this Agreement.

1.14 “Calendar Quarter” means each three (3) month period commencing January 1, April 1, July 1 or October 1, provided however that (i) the first Calendar Quarter of the Term shall extend from the Effective Date to the end of the first full Calendar Quarter thereafter, and (ii) the last Calendar Quarter of the Term shall end upon the expiration of this Agreement.

1.15 “CEOs” is defined in Section 3.7.

1.16 “Chimeric Antigen Receptor” or “CAR” means [*****]. For the avoidance of doubt, a TCR, including a native or affinity modified alpha beta chain of the TCR receptor with or without a native or contrived modified intracellular domain is not included in the meaning of a CAR.

1.17 “Chimeric Antigen Receptor Alternative” or “CAR Alternative” means [*****].

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

1.18 “Chimeric Antigen Receptor T-Cell Product” means [*****].

1.19 “Claims” means all Third Party demands, claims, actions, proceedings and liability (whether criminal or civil, in contract, tort or otherwise) for losses, damages, reasonable legal costs and other reasonable expenses of any nature.

1.20 [*****].

1.21 “Clinical Trial” means a clinical trial in human subjects that has been approved or allowed by a Regulatory Authority and is designed to measure the safety and/or efficacy of a Product. Clinical Trials shall include Phase 1 Clinical Trials, Phase 2 Clinical Trials and Phase 3 Clinical Trials.

1.22 “Commercialization” means all activities directed to using, making or having made, manufacturing, marketing, holding or keeping (whether for disposal or otherwise) or otherwise disposing of, distributing, detailing offering for sale or selling a Product in the Field (as well as importing and exporting activities in connection therewith), all activities directed to obtaining Pricing Approvals, and all activities directed to Phase 4 Studies. “Commercialize” shall mean to perform the act of Commercialization.

1.23 “Commercially Reasonable Efforts” means: (a) where applied to carrying out specific tasks and obligations of a Party under this Agreement, expending reasonable, diligent, good faith efforts and resources to accomplish such task or obligation as such Party (on its own and/or acting through any of its Affiliates, sublicensees or subcontractors) would normally use to accomplish a similar task or obligation under similar circumstances; and (b) where applied to Development, manufacture or Commercialization of a Product, the use of reasonable, diligent, good faith efforts and resources, in an active and ongoing program, as normally used by such Party for a product discovered or identified internally by such Party, which product is at a similar stage in its development or product life and is of similar market potential, taking into account, without limitation, commercial, legal and regulatory factors, target product profiles, product labeling, past performance, the regulatory environment and competitive market conditions in the therapeutic area, safety and efficacy of the Product, the strength of its proprietary position and such other factors as such Party may reasonably consider, all based on conditions then prevailing. For clarity, Commercially Reasonable Efforts will not mean that a Party guarantees that it will actually accomplish the applicable task or objective.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

1.24 “Committee” means the JSC, the IPC or any subcommittee as may be established under Section 3.2(vi), as applicable.

1.25 “Competitive Product” means a cell targeting an Out-of-Scope Target in the Field that, [*****], appears to be likely to offer [*****] compared with any Product being developed or commercialized by ARES TRADING under this Agreement against a tumor type that is a [*****] Indication for such Product in the Field or an Indication for which such Product is [*****].

1.26 “Competitive Program” is defined in Section 2.5(b).

1.27 “Confidential Information” of a Party means all proprietary Know-How, unpublished patent applications and other information and data of a financial, commercial, business, operational or technical nature that is: (a) disclosed by or on behalf of such Party or any of its Affiliates or otherwise made available to the other Party or any of its Affiliates, whether made available orally, in writing or in electronic form; or (b) learned by the other Party in the course of the collaboration under this Agreement, in each case including information comprising or relating to concepts, discoveries, inventions, data, designs or formulae in relation to this Agreement. For clarity, information that is developed under this Agreement shall be Confidential Information of the Party “owning” the information even if the information has been generated by the other Party and is thus not “disclosed” by one Party to the other Party.

1.28 “Confidentiality Agreement” is defined in Section 14.8.

1.29 “Control” or “Controlled” means, with respect to any Know-How, Patent Rights or other intellectual property rights, that a Party has the legal authority or right (whether by ownership, license or otherwise) to grant a license, sublicense, access or right to use (as applicable) under such Know-How, Patent Rights, or other intellectual property rights to the other Party on the terms and conditions set forth herein, in each case without breaching the terms of any agreement with a Third Party.

1.30 “Develop” or “Development” means all non-clinical, preclinical and post-IND filing development activities for any Product in the Field, including all clinical testing and studies of any Product, toxicology studies, distribution of Product for use in clinical trials (including placebos and comparators), statistical analyses, and the preparation, filing and prosecution of any Marketing Authorization Application for any Product, as well as all regulatory affairs related to any of the foregoing, in each case following the JSC’s determination to file an IND for a Product pursuant to Section 4.6. Except as otherwise foreseen in this Agreement, Development shall not include the research, design, modification or genetic engineering of Products or any development activities specified in a Research Plan.

1.31 “Development Plan” is defined in Section 5.2.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

1.32 “Disclosing Party” is defined in Section 10.1(a).

1.33 “Divest” means, as it relates to a Competitive Program: (i) the sale of all right, title and interest in such Competitive Program, including all technology, intellectual property and other assets relating solely thereto, to a Third Party, without the retention or reservation of any rights, license or interest (other than solely an economic interest) by the selling entity or its Affiliates; or (ii) the complete termination and/or shut-down of such Competitive Program such that no technology, intellectual property or other asset solely relating thereto is used by the terminating entity or its Affiliates.

1.34 “Dollar” means the U.S. dollar, and “$” shall be interpreted accordingly.

1.35 “Effective Date” is defined in Section 14.1.

1.36 “EMA” means the European Medicines Agency or any successor entity thereto.

1.37 “Exclusive Activator Ligand” or “EAL” means an Activator Ligand which ARES TRADING requests Intrexon to develop for exclusive ARES TRADING use.

1.38 “Exploit” means (a) the research, (b) all non-clinical, preclinical and post-IND filing development activities for any product in the Field, including all clinical testing and studies of any product, toxicology studies, distribution of product for use in clinical trials (including placebos and comparators), statistical analyses, and the preparation, filing and prosecution of any marketing authorization application for any product, as well as all regulatory affairs related to any of the foregoing; and (c) all activities directed to using, making or having made, manufacturing, marketing, holding or keeping (whether for disposal or otherwise) or otherwise disposing of, distributing, detailing offering for sale or selling a product in the Field (as well as importing and exporting activities in connection therewith), all activities directed to obtaining Pricing Approvals, and all activities directed to Phase 4 Studies; all of (a), (b) and (c) with respect to Out-of-Scope Products in each case not inconsistent with the license granted herein under Article 2.

1.39 “FDA” means the United States Food and Drug Administration or any successor entity thereto.

1.40 “Field” means the prophylactic, therapeutic, palliative or diagnostic use for cancer in humans.

1.41 “First Commercial Sale” means, with respect to any Product in any country or jurisdiction in the Territory, the first commercial transfer or disposition for value of such Product to a Third Party by ARES TRADING, an Affiliate of ARES TRADING or a sublicensee in such country or jurisdiction after the Regulatory Approvals have been obtained for such Product in such country or jurisdiction.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

1.42 “Government Authority” means any federal, state, national, state, provincial or local government, or political subdivision thereof, or any multinational organization or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, or any court or tribunal (or any department, bureau or division thereof, or any governmental arbitrator or arbitral body).

1.43 “IFRS” means the International Financial Reporting Standards, the set of accounting standards and interpretations and the framework in force on the Effective Date and adopted by the European Union as issued by the International Accounting Standards Board (IASB) and the International Financial Reporting Interpretations Committee (IFRIC), as such accounting standards may be amended from time to time.

1.44 “IND” means any investigational new drug application, clinical trial application, clinical trial exemption or similar or equivalent application or submission for approval to conduct human clinical investigations filed with or submitted to a Regulatory Authority in conformance with the requirements of such Regulatory Authority.

1.45 “Indemnified Party” is defined in Section 13.3.

1.46 “Indemnifying Party” is defined in Section 13.3.

1.47 “Indication” means a generally acknowledged disease or condition, a significant manifestation of a disease or condition, or symptoms associated with a disease or condition or a risk for a disease or condition. For the avoidance of doubt, all variants of a single disease or condition (e.g., variants of colon cancer or variants of prostate cancer), whether classified by severity or otherwise, shall be treated as the same Indication for purposes of this Agreement.

1.48 “Initiation” means, with respect to a clinical trial of a Product, the first dosing of the [*****] human subject for such Clinical Trial.

1.49 “Intrexon Indemnitee” is defined in Section 13.2.

1.50 “Intrexon IP” means all Intrexon Patents and Intrexon Know-How. Intrexon IP shall include Intrexon’s rights in any Joint IP.

1.51 “Intrexon Know-How” means the Know-How and Intrexon Platform Technology that are (a) Controlled by Intrexon as of the Effective Date or during the Term (including Know How and Intrexon Platform Technology developed by Intrexon pursuant to this Agreement) and (b) reasonably necessary or useful for the Development and/or Commercialization of Product in the Field. “Intrexon Know-How” shall include Intrexon’s interest in any Joint Know-How.

1.52 “Intrexon Materials” means the genetic code and associated gene constructs used alone or in combination with other proprietary reagents including but not limited to plasmid vectors, virus stocks, nucleases, cells and cell lines in each case that are reasonably required or provided to MERCK.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

1.53 “Intrexon Patents” means the Patent Rights that are claiming Intrexon Know-How that are (a) Controlled by Intrexon as of the Effective Date or during the Term and (b) reasonably necessary or useful for the Development and/or Commercialization of Product in the Field. Intrexon Patents shall include Intrexon Sole Patents and Intrexon’s interest in any Joint Patents.

1.54 “Intrexon Platform Technology” means Intrexon’s platform of research tools and technology necessary for Intrexon to perform its tasks directed towards the design, identification, culturing, and/or production of genetically modified cells consistent with this Agreement, including without limitation the technology embodied in the Intrexon Materials and the Intrexon Patents, and specifically including without limitation the following of Intrexon’s platform areas and capabilities: (1) UltraVector®, (2) LEAP®, (3) DNA and RNA MOD engineering, (4) protein engineering, (5) transcription control chemistry, (6) genome engineering, (7) cell system engineering, (8) Endometrial Regenerative Cells, (9) the RheoSwitch® technology and RheoSwitch Therapeutic System®, and (10) MD Anderson CC Technologies.

1.55 “Intrexon Program” means a research program initiated under Section 4.5 of this Agreement for Out-of-Scope Products.

1.56 “Intrexon Program Option” means ARES TRADING’s right as set forth in Section 4.5 of this Agreement.

1.57 “Intrexon Program Option Payment” means the payment upon exercise of the Intrexon Program Option as set forth in Section 4.5 and 8.2 (c) of this Agreement.

1.58 “Intrexon Sole Patent” is defined in Section 9.2(a)(i).

1.59 “Invention” shall mean any process, method, composition of matter, article of manufacture, discovery or finding, patentable or otherwise, that is invented as a result of a Party exercising its rights or carrying out its obligations under this Agreement, including all rights, title and interest in and to the intellectual property rights therein.

1.60 “IP Committee” or “IPC” means the committee formed in accordance with Section 3.3.

1.61 “Joint IP” is defined in Section 9.1.

1.62 “Joint Know-How” is defined in Section 9.1.

1.63 “Joint Patents” is defined in Section 9.1.

1.64 “Joint Steering Committee” or “JSC” is defined in Section 3.2.

1.65 “Know-How” means any information and materials, including discoveries, improvements, modifications, processes, methods, protocols, formulas, data, inventions, know-how and trade secrets, patentable or otherwise, but excluding any Patent Rights.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

1.66 “Law” means any federal, state, local, foreign or multinational law, statute, standard, ordinance, code, rule, regulation, resolution or promulgation, or any order by any Government Authority, or any license, franchise, permit or similar right granted under any of the foregoing, or any similar provision having the force or effect of law.

1.67 “MAA” or “Marketing Authorization Application” means an application to the appropriate Regulatory Authority for approval to market a Product (but excluding Pricing Approval) in the Field in any particular jurisdiction and all amendments and supplements thereto.

1.68 “MD Anderson” is defined in the preamble.

1.69 “MD Anderson Agreement” is defined in the preamble.

1.70 “MD Anderson CC Technologies” means the rights and licenses licensed to Intrexon or ZIOPHARM under the MD Anderson Agreement.

1.71 “MD Anderson Product” is defined in Section 4.6.

1.72 “Net Sales” means, with respect to any Product, the gross amount invoiced by ARES TRADING or its Affiliate or sublicensee for sales of such Product to independent or unaffiliated Third Party purchasers less the following deductions, with respect to such sales to the extent that such amounts are either included in the billing as a line item as part of the gross amount invoiced, or otherwise documented in accordance with IFRS to be specifically attributable to actual sales of such Product,:

(a) trade discounts, including trade, cash and quantity discounts or rebates, credits or refunds (including inventory management fees, discounts or credits);

(b) allowances or credits actually granted upon claims, returns or rejections of products, including recalls, regardless of the party requesting such recall;

(c) bad debts or provisions for bad debts, provided that if any bad debt is subsequently collected, it shall be added to Net Sales;

(d) charges included in the gross sales price for freight, insurance, transportation, postage, handling and any other charges relating to the sale, transportation, delivery or return of such Product;

(e) customs duties, sales, excise and use taxes and any other governmental charges (including value added tax) actually paid in connection with the transportation, distribution, use or sale of such Product (but excluding what is commonly known as income taxes);

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(f) rebates and chargebacks or retroactive price reductions made to federal, state or local governments (or their agencies), or any Third Party payor, administrator or contractor, including managed health organizations; and

(g) commissions related to import, distribution or promotion of the Product paid to Third Parties (specifically excluding any commissions paid to sales personnel, sales representatives and sales agents who are employees or consultants of the selling Party or its Affiliates or any sublicensees).

For the avoidance of doubt, if a single item falls into more than one of the categories set forth in clauses above, such item may not be deducted more than once.

Sales between ARES TRADING and its Affiliates and sublicensees shall be disregarded for purposes of calculating Net Sales except if such purchaser is an end user.

In the case of any pharmaceutical composition, branded or generic, containing a Product in combination with any other clinically active ingredient(s) that is not a Product, whether packaged together or in the same therapeutic formulation, in any country, Net Sales for such combination product in such country shall be calculated as follows:

If a Product under this Agreement is sold in form of a Combination Product, then Net Sales for such Combination Product shall be determined on a country-by-country basis by mutual agreement of the Parties in good faith taking into account the respective market prices of all components described in the single package insert or equivalent (a “Combination Product”). In case of disagreement, an independent expert agreed upon by both Parties or, failing such agreement, designated by the International Chamber of Commerce, shall determine such relative value contributions and such determination shall be final and binding upon the Parties.

In the event a Product is “bundled” for sale together with one or more other products in a country (a ‘“Product Bundle”), then Net Sales for such Product shall be determined on a country-by-country basis by mutual agreement of the Parties in good faith taking into account the relative value contributions of the Product and the other products in the Product Bundle, as reflected in their individual sales prices. In case of disagreement, an independent expert agreed upon by both Parties or, failing such agreement, the International Chamber of Commerce shall determine such relative value contributions and such determination shall be final and binding upon the Parties.

For clarification, sale of Products by ARES TRADING, its Affiliates or sublicensee to another of these entities for resale by such entity to a Third Party shall not be deemed a sale for purposes of this definition of “Net Sales”. Further, transfers or dispositions of the Products:

(i)	in connection with patient assistance programs,

(ii)	for charitable or promotional purposes,

(iii)	for preclinical, clinical, regulatory or governmental purposes or under so-called “named patient” or other limited access programs, or

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(iv)	for use in any tests or any other pre- and post-approval studies reasonably necessary to comply with any Law, regulation or request by a Regulatory Authority shall not, in each case, be deemed sales of such Products for purposes of this definition of “Net Sales.”. For clarification, any post-approval study materials shown as Net Sales by ARES TRADING in its external reporting shall be deemed as Net Sales.

1.73 “Out-of-Scope Product(s)” shall have the meaning as set forth in Section 4.5(a).

1.74 “Out-of-Scope Target” shall have the meaning set forth in Section 4.5 (a).

1.75 “Patent Rights” means all patents and patent applications (which for the purpose of this Agreement shall be deemed to include certificates of invention and applications for certificates of invention), including all divisionals, continuations, substitutions, continuations-in-part, re-examinations, reissues, additions, renewals, revalidations, extensions, registrations, pediatric exclusivity periods and supplemental protection certificates and the like of any such patents and patent applications, and any and all foreign equivalents of the foregoing.

1.76 “Person” means any individual, partnership, limited liability company, firm, corporation, association, trust, unincorporated organization or other entity.

1.77 “Pharmacovigilance Agreement” is defined in Section 5.7.

1.78 “Phase 1 Clinical Trial” means a Clinical Trial in which the Product is administered to human subjects with the primary purpose of determining safety, metabolism, and pharmacokinetic and pharmacodynamic properties of the Product, and which is consistent with 21 U.S. CFR § 312.21(a) or any other applicable Laws.

1.79 “Phase 2 Clinical Trial” means a Clinical Trial that would satisfy the requirements of 21 U.S. CFR § 312.21(b) or any other applicable Laws.

1.80 “Phase 3 Clinical Trial” shall mean a controlled or uncontrolled human clinical trial of a Product that would satisfy the requirements of 21 CFR 312.21(c), regardless of whether such trial is referred to as a “phase 3 clinical trial” in the Development Plan.

1.81 “Phase 4 Study” means any study or data collection effort in respect to any Product for a particular Indication that is initiated after receipt of Regulatory Approval for such Product for such Indication.

1.82 “Pricing Approval” means such mandatory governmental approval, agreement, determination or decision establishing prices for the Product that can be charged and/or reimbursed in regulatory jurisdictions where the applicable Governmental Authorities approve or determine the price and/or reimbursement of pharmaceutical products.

1.83 “Product” means (a) any pharmaceutical product containing a Chimeric Antigen Receptor T-Cell Product developed by Intrexon under a Research Program for which the JSC determines pursuant to Section 4.6 to file an IND or under a research program under Section 4.5 for which ARES TRADING has exercised the Intrexon Program Option or (b) any pharmaceutical product containing a Chimeric Antigen Receptor T-Cell Product developed by or on behalf of ARES TRADING that is a derivative of or is otherwise developed from or based upon a Chimeric Antigen Receptor T-Cell Product described in clause (a).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

1.84 “Product Infringement” is defined in Section 9.3(a).

1.85 “Product Marks” has the meaning set forth in Section 9.4.

1.86 “Program Initiation Payment” means each payment under Section 8.2(b).

1.87 “Product Specific Invention” is defined in Section 9.3(c).

1.88 “Receiving Party” is defined in Section 10.1(a).

1.89 “Regulatory Approval” means all approvals, including Pricing Approvals, necessary for the commercial sale of a Product in the Field in a given country or regulatory jurisdiction.

1.90 “Regulatory Authority” means any applicable Government Authority responsible for granting Regulatory Approvals for Products, including the FDA, the EMA and any corresponding national or regional regulatory authorities.

1.91 “Regulatory Materials” means any regulatory application, submission, notification, communication, correspondence, registration and other filings made to, received from or otherwise conducted with a Regulatory Authority in connection with the Development, manufacture, marketing, sale or other Commercialization of a Product in the Field in a particular country or jurisdiction. “Regulatory Materials” includes any IND, Marketing Approval Application and Regulatory Approval.

1.92 “Remainder” is defined in Section 9.3(f).

1.93 “Remedial Action” is defined in Section 5.9.

1.94 “Research Phase” means for each Product the period starting with the establishment of a Research Program and up to but excluding the IND filing for such Product under the respective Research Plan.

1.95 “Research Plan” is defined in Section 4.1.

1.96 “Research Program” is defined in Section 4.1.

1.97 “Research Program Payment” is defined in Section 8.2(a).

1.98 “Royalty Term” has the meaning set forth in Section 8.6(b).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

1.99 “Strategic IP Plan” means, for each Research Plan and for the Allogeneic Cell Therapy Program, the plan mutually agreed between the Parties that sets out the overall strategy that the Parties intend to follow for the protection by means of Patent Rights generated under this Agreement and such further Patent Rights as the Parties may agree on as part of such Strategic IP Plan. The Strategic IP Plan for each Research Plan and the Allogeneic Cell Therapy Program shall be established, agreed, updated, revised and executed as set out in Section 3.3.

1.100 “Supply Agreement” means a Clinical Supply Agreement or a Commercial Supply Agreement.

1.101 “Target” means a unique molecular species or combination thereof (or naturally occurring allelic variant, glycosylation variant, or mutant thereof,) that (a) is chemically distinct from other molecules, (b) is a human peptide, protein, polysaccharide or lipid, and (c) wherein a binding entity derives recognized therapeutic value from binding such molecular species.

1.102 “Target Information Package” shall have the meaning as set forth in Section 4.3(a).

1.103 “Tax” or “Taxes” means any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

1.104 “TCR” means T-cell receptor complex.

1.105 “Term” is defined in Section 11.1.

1.106 “Territory” means all countries of the world.

1.107 “Third Party” means any Person other than a Party or an Affiliate of a Party.

1.108 “Third Party License Agreement” means any agreement entered into after the Effective Date with a Third Party, or any amendment or supplement thereto, whereby royalties, fees or other payments are to be made to such Third Party in connection with the grant of rights under Patent Rights Controlled by a Third Party in a country, which Patent Rights are necessary to Develop, manufacture, have made, import, export, use or Commercialize the Product. For clarity, if an option under an already existing agreement with a Third Party is exercised and with such option, additional payments are due for using the “opt-in intellectual property”, such option exercise shall be deemed an “agreement entered into after the Effective Date with a Third Party” as foreseen in this definition and payments for the “opt-in intellectual property” shall be considered deductible in accordance with the terms of this Agreement.

1.109 “United States” or “US” means the United States of America including its territories and possessions.

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1.110 “Valid Claim” means: (a) a claim of an issued and unexpired patent (as may be extended through supplementary protection certificate or patent term extension or the like) that has not been revoked, held invalid or unenforceable by a patent office, court or other governmental agency of competent jurisdiction in a final and non-appealable judgment (or judgment from which no appeal was taken within the allowable time period) and which claim has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination or disclaimer or otherwise; or (b) a pending claim of an unissued patent application, which application has not been pending for more than seven (7) years since its earliest claimed priority date, provided that such seven (7)-year period shall be tolled for the duration of any proceeding (e.g., an opposition or interference proceeding) with respect to such patent application.

1.111 Interpretation. In this Agreement, unless otherwise specified:

(a) “includes” and “including” shall mean respectively includes and including without limitation;

(b) words denoting the singular shall include the plural and vice versa and words denoting any gender shall include all genders, and the word “or” is used in the inclusive sense (and/or);

(c) words such as “herein”, “hereof”, and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear; and

(d) the Exhibits and other attachments form part of the operative provision of this Agreement and references to this Agreement shall include references to the Exhibits and attachments.

ARTICLE 2

LICENSES

2.1 Licenses to ARES TRADING Under Intrexon IP. Subject to the terms and conditions of this Agreement, Intrexon and Ziopharm, as applicable, hereby grant to ARES TRADING an exclusive (even as to Intrexon and Ziopharm except as provided in Section 2.3(a) and 2.3(b) below), royalty-bearing, sub-licensable (solely as provided in Section 2.2) license, under the Intrexon IP in the Territory in the Field,

(a) to generate and test Chimeric Antigen Receptor T-Cell Products solely for the Development, Regulatory Approval and Commercialization of Products containing such Chimeric Antigen Receptor T-Cell Products pursuant to the licenses granted in Sections 2.1(b) and (c);

(b) to Develop and Commercialize Products in the Field in the Territory, provided that such Products are not Out-of-Scope Products pursuant to Section 4.5 where ARES TRADING has not exercised its Option according to Section 4.5(e); and

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(c) to Commercialize the Chimeric Antigen Receptor for Products.

For clarity, the foregoing license does not include the right to practice the Intrexon IP to generate and test Chimeric Antigen Receptor T-Cell Products other than as foreseen in Section 2.1 (a).

2.2 Sublicense Rights. Subject to the terms and conditions of this Agreement:

(a) ARES TRADING may exercise its rights and perform its obligations under this Agreement by itself or through the engagement of any of its Affiliates without the prior written consent of Intrexon.

(b) ARES TRADING may sublicense the rights granted to it under Section 2.1 (a), (b), and (c) to one (1) or more Third Parties without the prior written consent of Intrexon. Subject to Sections 2.2(c) and 14.15, ARES TRADING may subcontract to Third Parties the performance of tasks and obligations with respect to the Development and manufacture of any Product as ARES TRADING deems appropriate, and grant a limited sublicense to such Third Parties solely for the purpose of performing such tasks and obligations, without the prior written consent of Intrexon.

(c) ARES TRADING shall remain responsible for all of its obligations under this Agreement that have been delegated, subcontracted or sublicensed to any of its Affiliates, sublicensees or subcontractors.

2.3 Intrexon’s Retained Rights; Licenses to Intrexon.

(a) Intrexon’s Retained Rights. Intrexon and its Affiliates hereby retain the right under the Intrexon IP to: (i) practice the Intrexon IP to exercise its rights and perform its obligations under this Agreement; (ii) conduct research related to the Intrexon Platform Technology, including the conduct of the Allogeneic Cell Therapy Research Program and (iii) practice and license Intrexon IP outside the scope of the licenses granted to ARES TRADING under Section 2.1, including to develop products for the purpose of obtaining regulatory approval outside the Field, to make and have made products for use outside the Field, and to use, import, export, offer for sale and sell products outside the Field; in each case of the foregoing, subject to and without prejudice to Section 2.5.

(b) License to Intrexon under ARES TRADING IP. Subject to the terms and conditions of this Agreement, ARES TRADING hereby grants to Intrexon a fully paid, non-exclusive, worldwide license under the ARES TRADING IP (i) to conduct Intrexon’s obligations under the Research Plans and (ii) to comply with all other obligations of Intrexon under this Agreement.

2.4 No Implied Licenses; Negative Covenant. Except as set forth herein, no Party shall acquire any license or other intellectual property interest, by implication or otherwise, under any trademarks, patents or patent applications of any other Party. For clarity, the license granted to a Party under any particular Patent Rights or Know-How Controlled by another Party

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shall confer exclusivity to the Party obtaining such license only to the extent the Party granting such license Controls the exclusive rights to such Patent Rights or Know-How. Each Party shall not, and shall not permit any of its Affiliates or sublicensees to, practice any Patent Rights or Know-How licensed to it by another Party outside the scope of the license granted to it under this Agreement.

2.5 Exclusivity.

(a) Obligation.

(i) Intrexon and ZIOPHARM. During the Term and in the Field, subject to Section 2.5(b), neither Intrexon nor ZIOPHARM shall, directly or indirectly (excluding MD Anderson work outside of the MD Anderson Agreement), clinically develop or commercialize any CAR or Chimeric Antigen Receptor T-Cell Products other than under a Research Program, or grant any Third Party the right to research, develop or commercialize any CAR or Chimeric Antigen Receptor T-Cell Products, other than pursuant to a Research Program as foreseen under Section 14.15, or, in the case of Intrexon, pursuant to its rights of independent development in Section 4.5. In addition, neither Intrexon nor ZIOPHARM shall, directly or indirectly, clinically develop or commercialize any CAR or Chimeric Antigen Receptor T-Cell Products against a Target in animal health.

(ii) ARES TRADING. If ARES TRADING fails to exercise its Intrexon Program Option under Section 4.5(e), ARES TRADING shall not directly or indirectly, clinically develop or commercialize any Chimeric Antigen Receptor T-Cell Product against such Out-of-Scope Target under this Agreement.

(b) Change of Control.

(i) If Intrexon or ZIOPHARM (the “Acquiring Party”) acquires a Third Party that, as of the effective date of such acquisition, is engaged, directly or indirectly, in any activities that, if carried out by the Acquiring Party would cause such Acquiring Party to breach its exclusivity obligations set forth in Section 2.5(a) above (such activities, a “Competitive Program”), then the Competitive Program and the further development and commercialization of products included in such Competitive Program shall not be a breach of Section 2.5(a) so long as within (30) days after the closing of such acquisition, the Acquiring Party notifies the other Parties, in writing, (1) of such event, describing in reasonable detail, to the extent permitted by applicable Law and without disclosing any proprietary information or otherwise breaching any applicable contractual restrictions, the nature of any such Competitive Program, including the stage of clinical development or commercialization of the products in such program, and (2) of its decision, at the Acquiring Party’s sole discretion, to either (A) Divest such Competitive Program within twelve (12) months of the date of such notice or (B) to include all products being clinically developed or commercialized under such Competitive Program as Out-of-Scope Products under this Agreement. Such Out-of-Scope Products shall be offered to ARES TRADING as set forth in Section 4.5 (a) as if they were Targets to be included in the collaboration if their status is prior to the status set forth in Section 4.5 (c) of the Intrexon

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Program Option. If such Out-of-Scope Product is already beyond the Intrexon Program Option exercise timepoint, then ARES TRADING shall at the time of the decision under this 2.5 (b) (i) (2) (B) be granted the option as foreseen under Section 4.5 (c) for Out-of-Scope Products. The further rights and obligations as set forth in Section 4.5 shall apply to such Out-of-Scope Products. After any election under clause (A) of the preceding sentence, the Acquiring Party shall take appropriate measures to keep separate any information and personnel related to such Competitive Program in the manner contemplated in Section 2.5(b)(ii). If the Acquiring Party elects to Divest such Competitive Program but fails to do so within such twelve (12)-month period, then all Competitive Program products that are not Divested by the end of such twelve (12)-month period and then being clinically developed or commercialized under such Competitive Program shall be handled as set forth in this Section 2.5 (b) (i) (2) (B) above.

(ii) If Intrexon, ZIOPHARM or ARES TRADING (the “Acquired Party”) merges or consolidates with or is acquired by a Third Party and if such Third Party, as of the effective date of such transaction or thereafter, is engaged, directly or indirectly, in a Competitive Program, then Section 2.5(a) shall not apply to or otherwise restrict the conduct of such Person or its affiliates (except for the Acquired Party or its Affiliates existing prior to the transaction) with respect to the Competitive Program, including the further development and commercialization of products included in such Competitive Program, so long as: (A) such Competitive Program does not use any intellectual property of the Acquired Party, (B) such Person and its affiliates (other than the Acquired Party and its Affiliates existing prior to such transaction) establish and enforce internal processes, policies, procedures and systems to strictly segregate information relating to any such Competitive Program from any information related to the Research Programs or any Products and (C) no personnel who were employees or consultants of the Acquired Party or its Affiliates at any time prior to or after the transaction and are or were involved in performing any Research Program-related activities shall conduct any activities under such Competitive Program.

2.6 ZIOPHARM Acknowledgment. ZIOPHARM acknowledges and agrees that the license granted by Intrexon to ARES TRADING hereunder may include certain intellectual property that was licensed to ZIOPHARM under the ZIOPHARM Agreement. ZIOPHARM further acknowledges and agrees that, to the extent any such licensing has occurred, ZIOPHARM consents to the licensing of such intellectual property to ARES TRADING in accordance with the terms and scope of this Agreement.

ARTICLE 3

GOVERNANCE

3.1 Alliance Managers. Within thirty (30) days following the Effective Date, each of ARES TRADING and Intrexon shall appoint (and notify the other Party of the identity of) a representative to act as its alliance manager under this Agreement (“Alliance Manager”). The Alliance Managers shall serve as the primary contact points between the Parties and shall be primarily responsible for facilitating the flow of information, interaction and collaboration between the Parties. Each of Intrexon and ARES TRADING may replace its respective Alliance Manager on written notice to the other Party.

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3.2 Joint Steering Committee. ARES TRADING and Intrexon shall establish a joint steering committee (the “Joint Steering Committee” or the “JSC”), composed of each such Party’s Alliance Manager and two (2) senior executives of each such Party. The JSC shall during the Research Phase: (i) oversee the Research Plans in the Field in the Territory; (ii) review and approve each Research Plan and each amendment to a Research Plan; (iii) determine the information to be included in the Target Information Package; (iv) approve each Chimeric Antigen Receptor T-Cell Product developed by Intrexon under a Research Plan for IND filing; (v) review each Development Plan up to (but excluding) IND filing; (vi) establish joint subcommittees as appropriate; (vii) discuss Intrexon Programs and receive information and notices with regard to Intrexon Programs, and (viii) consider and act upon such other matters as specified in this Agreement. For clarity, after the Research Phase, ARES TRADING shall be solely responsible for the further Development of Product and shall make decisions at its sole discretion.

3.3 Intellectual Property Committee. Within thirty (30) days after the Effective Date, ARES TRADING and Intrexon will establish and convene an intellectual property committee (the “IP Committee” or the “IPC”) to evaluate intellectual property issues in connection with the Research Programs and other activities under this Agreement and to provide guidance to the JSC on any such issues. The IPC will be composed of at least one (1) patent attorney from each of ARES TRADING and Intrexon. Activities of the IPC shall include (i) for each Research Plan a draft and proposed Strategic IP Plan to the JSC which may be amended from time to time, detailing at a minimum the countries of filing and a patent filing strategy, such strategy (1) shall be aligned between the Parties to secure maximum protection of Products and Intrexon Platform Technology, and (2) shall in cases where any proposed filing of a Product Specific Patent discloses a species generically covered by an Intrexon Patent or Intrexon Sole Patent covering Intrexon Platform Technology, ARES TRADING and Intrexon will use good faith efforts to coordinate filings with respect to such Patents, (ii) oversee the drafting, filing, prosecution and maintenance of all Patents generated from activities under this agreement in accordance with the Strategic IP Plan and Section 9; and (iii) provide guidance and input into the Research Plans of the Research Programs and Allogeneic Cell Therapy Program based on the patent landscape relevant to the respective Research Programs and consider whether it is necessary to enter into any License agreements with a Third Party pursuant the activities undertaken in the respective Programs. Intrexon will provide to the IPC information related to Intrexon Materials and Intrexon Patents reasonably required or provided to ARES TRADING associated with each of the Research Plans and/or Products for review and discussion at the IPC.

3.4 Membership. Within thirty (30) days following the Effective Date with respect to the JSC and IPC, and within thirty (30) days after establishment of any JSC subcommittee, ARES TRADING and Intrexon shall each designate its initial members to serve on such Committee. Each Party may replace its representatives on each Committee on written notice to the other Party. Each Party shall appoint one (1) of its representatives on each Committee to act as a co-chairperson. The co-chairpersons shall jointly prepare and circulate agendas and reasonably detailed minutes for each Committee meeting.

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under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

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3.5 Meetings. Each Committee shall hold meetings at such times as it elects to do so, but in no event shall meetings of the JSC be held less frequently than once every three (3) months. Meetings of each Committee may be held in person, by audio or video teleconference. In person Committee meetings shall be held at locations selected alternately by ARES TRADING and Intrexon. ARES TRADING and Intrexon shall each be responsible for all of its own expenses of participating in each Committee. No action taken at any meeting of any Committee shall be effective unless a representative of each of ARES TRADING and Intrexon is participating.

3.6 Non-Member Attendance. ARES TRADING and Intrexon may each from time to time invite a reasonable number of participants, in addition to its representatives, to attend the Committee meetings in a non-voting capacity; provided that if either Party intends to have any Third Party (including any consultant) attend such a meeting, such Third Party shall be identified to the other Party in advance of the meeting, shall be bound by confidentiality and non-use obligations consistent with the terms of this Agreement, and shall be under written obligation to assign to the Party inviting such non-member (or grant a fully-paid, exclusive, royalty-free, fully sub-licensable, worldwide license to such Party, under) inventions made by such non-member in the course of or as a result of attending any such meeting.

3.7 Decision-Making.

(a) During the Research Phase. All decisions of each Committee during the Research Phase for a Product shall be made by unanimous vote, with each of ARES TRADING’s and Intrexon’s representatives collectively having one (1) vote. If after reasonable discussion and good faith consideration of each Party’s view on a particular matter before a Committee, the representatives cannot reach an agreement as to such matter within thirty (30) days after such matter was brought to such Committee for resolution or after such matter has been referred to such Committee, such disagreement shall be referred to the JSC (in the case of disagreement of a JSC subcommittee) or the Chief Executive Officer of Intrexon and Senior Executive Officers of ARES TRADING (the “CEOs”) (in the case of disagreement of the IPC or JSC) for resolution. If the CEOs cannot resolve such matter within thirty (30) days after such matter has been referred to them, then ARES TRADING shall have the final say, provided that ARES TRADING shall pay Intrexon for any additional activities triggered by any substantial deviation from the standard Research Plan deliverables listed in Schedule 4.1.

(b) After the Research Phase. After the Research Phase for each Product, ARES TRADING shall have the final say, except that unresolved disputes resulting from the IPC shall be subject to resolution in accordance with the provisions of Article 9.

(c) For the Allogeneic Cell Therapy. All decisions regarding the Allogeneic Cell Therapy Research Program and Allogeneic Cell Therapy Criteria shall be made by unanimous vote, with each of Merck’s and Intrexon’s representatives collectively having one (1) vote. If after reasonable discussion and good faith consideration of each Party’s view with respect to either Allogeneic Cell Therapy Research Program or Allogeneic Cell Therapy Criteria, the representatives cannot reach an agreement as to such matter within thirty (30) days after such matter was brought to the Committee for resolution or after such matter has been referred to the Committee, Intrexon shall have the final say for the Allogeneic Cell Therapy Research Program.

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3.8 Limitation of Authority. Each Committee shall only have the powers expressly assigned to in this Article 3 and elsewhere in this Agreement and shall not have the authority to: (a) modify or amend the terms and conditions of this Agreement; (b) waive any Party’s compliance with the terms and conditions of under this Agreement; (c) purport to resolve any dispute involving a breach or alleged breach of this Agreement; (d) determine any such issue in a manner that would conflict with the express terms and conditions of this Agreement; or (e) require any Party to perform any act that is inconsistent with applicable Laws.

3.9 Discontinuation of Participation on a Committee. The activities to be performed by each Committee shall solely relate to governance under this Agreement, and shall not involve the delivery of services. Each Committee shall continue to exist until ARES TRADING and Intrexon mutually agree to disband the committee. Once the Parties mutually agree to disband such Committee, such Committee shall have no further obligations under this Agreement and, thereafter, the Alliance Mangers shall be the contact persons for the exchange of information under this Agreement and decisions of such Committee shall be decisions as between ARES TRADING and Intrexon, subject to the other terms and conditions of this Agreement.

3.10 Communication with ZIOPHARM. Intrexon shall be responsible for keeping ZIOPHARM apprised of the activities and decisions of the Committees pursuant to this Article 3 in as much as it is required under the Ziopharm Agreement.

ARTICLE 4

RESEARCH

4.1 General. Subject to the terms and conditions of this Agreement, the Parties desire to establish a research collaboration under which Intrexon will conduct research activities pursuant to research plans to be approved by the JSC, each of which plan will be directed to (a) the development of Products in the Field that are directed to a particular Target or (b) the development of an allogeneic cell therapy for use in developing Products in the Field (each such research plan, a “Research Plan”, and all activities under a Research Plan, a “Research Program”). Intrexon shall be responsible for all research under this Agreement in accordance with the Research Plan up to but excluding IND filing for a Product under a Research Plan, whereas ARES TRADING shall assume full responsibility for Product Development and Commercialization from IND filing onwards. For clarification, research under research plans for Intrexon Programs as set forth in Section 4.5 shall not be considered “Research Programs” and such research plans shall not be considered “Research Plans.” In addition, ARES TRADING may request Intrexon to develop an EAL for use in a Research Program wherein such development and costs will be detailed in a research plan.

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4.2 Research Plans. All research activities under this Agreement shall be conducted by Intrexon pursuant to a Research Plan. Except for the Allogeneic Cell Therapy Research Plan, each Research Plan will describe the activities to be conducted to develop a Chimeric Antigen Receptor T-Cell Product directed to the applicable Target, through JSC approval of such Product as a drug candidate ready for the filing of an IND and Intrexon’s delivery to ARES TRADING of information to be included in the IND for such Product. Each Research Plan shall set forth the type of Chimeric Antigen Receptor T-Cell Product to be developed and the timeline and details of the research activities to be conducted. Each Research Plan will also specify whether or not any ARES TRADING Know-How, or subject matter covered by any ARES TRADING Patents, will be included in such Research Program. From time to time during the conduct of each Research Program, the Parties shall prepare, for the JSC’s review and approval, updates and amendments, as appropriate, to the then-current Research Plan for such Research Program. Once approved by the JSC, such revised Research Plan shall replace the prior Research Plan. If the terms of any Research Plan contradict, or create inconsistencies or ambiguities with, the terms of this Agreement, then the terms of this Agreement shall govern.

4.3 Initial Research Programs.

(a) Target-Based. Within thirty (30) days after the Effective Date, ARES TRADING shall select the first two (2) Targets, for which Intrexon will conduct initial Research Programs, by providing Intrexon with written notice of such Targets, along with a reasonably detailed description of the Target and any data and information reasonably determined by ARES TRADING to be necessary or useful for preparing the associated Research Plans (the “Target Information Package”). Thereafter, ARES TRADING and Intrexon will meet to discuss the Target Information Package through a meeting of the JSC, including any technical or other concerns Intrexon may have with respect to any such Target. After such discussion and agreement to proceed, ARES TRADING will pay Intrexon the Research Program Payment according to Section 8.2 (a). Intrexon will prepare a Research Plan for such Target for review and approval by the JSC. A Target will not be considered a Target until such Target has been approved by ARES TRADING and ARES TRADING has approved the payment in accordance with Section 8.2 (a).

(b) Allogeneic Cell Therapy. Promptly after, and in any event within thirty (30) days after, the Effective Date, ARES TRADING and Intrexon shall prepare a research plan for Intrexon’s development of the Allogeneic Cell Therapy (the “Allogeneic Cell Therapy Research Program”) for submission to the JSC for review and approval. The Allogeneic Cell Therapy Research Program will be based on Allogeneic Cell Therapy Criteria. The Parties intend that once developed, the Allogeneic Cell Therapy will subsequently be used (in other Research Programs) to develop Chimeric Antigen Receptor T-Cell Products.

4.4 Subsequent Research Programs. After election of the initial two (2) Targets in 4.3(a), but not later than forty-five (45) days from the Effective Date, ARES TRADING shall provide an 18 month rolling forecast of projected additional Targets for planning that may be updated quarterly. ARES TRADING may select additional Targets per calendar year during the Term, and for each new Target, ARES TRADING and Intrexon will conduct a Research

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Program under this Article 4. To select each Target, ARES TRADING shall provide a Target Information Package to Intrexon and ARES TRADING and Intrexon shall promptly meet to discuss such Target Information Package, including any technical or other concerns Intrexon may have with respect to any such new target. Within sixty (60) days after each such discussion Intrexon will prepare a Research Plan for such Target for review and approval by the JSC. Each such Research Plan will set forth the activities to be conducted to develop a Chimeric Antigen Receptor T-Cell Product. A Target will not be considered a Target until such Target has been approved by ARES TRADING for such subsequent Research Programs and ARES TRADING has approved the payment in accordance with Section 8.2 (b).

4.5 Intrexon Rights of Independent Development in an Intrexon Program.

(a) Intrexon Programs. Intrexon may propose by written notice to ARES TRADING a Target for inclusion in a Research Program. Within sixty (60) days thereafter, ARES TRADING shall notify Intrexon of its decision whether or not to include such Target for a Research Program, resulting in a new Target pursuant to Section 4.4. If ARES TRADING decides not to include such Target in a Research Program (an “Out-of-Scope Target”), then Intrexon shall have the right, but not the obligation to pursue such Out-of-Scope Target alone or with a Third Party, to Exploit such out-of-scope product or products directed toward such Out-of-Scope Target (the “Out-of-Scope Product”) at its own costs (an “Intrexon Program”), in each case subject to ARES TRADING’s non-exercise of its Intrexon Program Option as set forth below in Section 4.5 (c) and (e). If Intrexon does not within sixty days (60) of ARES TRADING’s decision not to pursue such Out-of-Scope Target execute on a research plan for such Out-of-Scope Target, the Out-of Scope Target shall then be available for selection as a Target again.

(b) Intrexon may concurrently Exploit Out-of-Scope Products outside this collaboration with ARES TRADING provided that (i) Intrexon complies with its other obligations under the Research Plans, (ii) the Parties shall agree acting reasonably and in good faith with respect to the timing of such development to avoid any adverse impact on Development and/or Commercialization of the Products under this Agreement, (iii) Intrexon must have proposed each such Target as set forth above in this Section 4.5(a) to ARES TRADING, and (iv) ARES TRADING does not exercise its Intrexon Program Option as set forth in Section 4.5(c) and (e). Such Out-Of-Scope Product activities will not be deemed a breach of Section 2.5; provided that Intrexon shall not have the right under this Section 4.5(b) to develop any such Out-of Scope Product that is a Competitive Product to one that is being Developed or Commercialized by ARES TRADING under this Agreement. In all such cases of development of Out-of-Scope Products, Intrexon shall report the status of development at least each Calendar Quarter. If safety concerns related to the Out-of-Scope Products arise from such development, Intrexon must inform ARES TRADING immediately. Intrexon shall bear all costs and expenses related to its Exploitation of such Out-of-Scope Products.

(c) Intrexon Program Option. At the stage of finalization of the first Phase 1 Clinical Trial enrollment of the first Out-of-Scope Product related to the Out-of-Scope Target, ARES TRADING can opt to elect the Out-of-Scope Target and associated Out-of-Scope Product

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under the terms of this Agreement (the “Intrexon Program Option”). Intrexon must notify ARES TRADING and provide the Phase 1 Clinical Trial results to ARES TRADING in writing, such results to include clinical summary data for the last patient of the expansion cohort, including cycle 1 response and safety up to that point for all other patients. ARES TRADING shall then notify Intrexon about the exercise of the Intrexon Program Option (the “Opt-In”) within sixty (60) days after receipt of the results as described in the previous sentence and will then have to pay Intrexon the Intrexon Program Option Payment within thirty (30) days of receipt of the corresponding invoice by ARES TRADING. In such an event, the Out-of-Scope Product shall be deemed a Product.

(d) Intrexon Program Option Payment and Intrexon Program Royalty. Subject to Section 8.2 (c) of this Agreement, ARES TRADING shall pay to Intrexon per each Intrexon Program for which ARES TRADING exercises its Intrexon Program Option a one-time payment of [*****]. In addition, the royalties for such Product shall increase as further set forth in Section 8.4. The Parties shall after the Effective Date agree on general terms on how to transfer an Out-of-Scope Product to ARES TRADING after ARES TRADING has exercised the Opt-In, including on how to transfer IND filing, and other aspects of such transfer of development.

(e) Non-exercise of Intrexon Program Option. If ARES TRADING does not exercise its Intrexon Program Option, Intrexon shall be entitled to further Exploit such Out-of-Scope Target and Out-of-Scope Product independently from ARES TRADING but subject to the restrictions pursuant to this Agreement, such as – without limitation – the obligation not to develop a Competitive Product. For such Intrexon Programs, ARES TRADING shall be entitled to receive [*****] percent ([*****]%) of all financial and non-financial considerations received (i.e. payments coming from a collaboration such as upfront, milestones, royalties, revenues, profit split, equity, fees or sales) for or in connection with the Out-of-Scope Product by Intrexon up to the amount of [*****], (the “One-Time Intrexon Program Option Fee”). For clarity, such payments shall not include payments made for services rendered under any such agreement. Intrexon shall notify ARES TRADING promptly after receipt of any payment for the Out-of-Scope Target and Out-of-Scope Product and shall pay the corresponding amount to ARES TRADING within thirty (30) days. Once Intrexon has paid the One-Time Intrexon Program Option Fee in full, ARES TRADING shall be entitled to receive a credit equal to [*****] percent ([*****]%) of all additional financial and non-financial considerations received (i.e. payments coming from collaboration such as upfront, milestones, royalties, revenues, profit split, equity, fees or sales) for or in connection with the Out-of-Scope Target and Out-of-Scope Product by Intrexon until the later of the last to expire Valid Claim or [*****] years after first commercial sale of an Out-of-Scope Product. Such credits for Out-of-Scope Product will receive the same reductions, deductions and reimbursements as those outlined in 8.4(c). ARES TRADING shall deduct the corresponding amount from subsequent payments to Intrexon under this Agreement. If, upon the termination of this Agreement and any payment obligations by ARES TRADING hereunder, credits accrued under this Section 4.5(e) remain unreimbursed by ARES TRADING, Intrexon shall pay ARES TRADING the amount of such credits up to a maximum amount of the aggregate payments received by Intrexon under Sections 8.1(a) and 8.4 of this Agreement, less the amount of any payments already made to ARES TRADING under this Section 4.5(e) and the amount of any deductions already made by ARES TRADING under this Section 4.5(e) within thirty (30) days after each Calendar Quarter.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

4.6 MD Anderson Agreement and MD Anderson Products. MD Anderson Products are those products listed in Schedule 4.6 as amended from time to time. Intrexon and Ziopharm shall report on each new product under the MD Anderson Agreement. MD Anderson Products shall be considered Out-of-Scope Products in accordance with Section 4.5 (a) and ARES TRADING shall have the Intrexon Program Option for such MD Anderson Products as set forth in Section 4.5 (c) and depending on whether ARES TRADING opts in or opts out Section 4.5 (d) or (e) shall apply respectively to such MD Anderson Products. For clarity, MD Anderson Products are Products under this Section 4.6 independent of whether they are transferred from MD Anderson to Ziopharm or to Intrexon. Further, Intrexon shall also keep ARES TRADING reasonably informed on any issues of the MD Anderson Agreement that could materially affect the rights that Intrexon and Ziopharm provide to ARES TRADING under this Agreement.

4.7 Nomination and Approval of Products. Upon completion of research activities under each Research Plan (other than the Allogeneic Cell Therapy Research Plan), Intrexon shall provide the JSC with a data package summarizing the data and results generated under such Research Plan with respect to the applicable Chimeric Antigen Receptor T-Cell Product. The JSC will thereafter at its next quarterly meeting review such data and results and determine whether or not to file an IND for such Chimeric Antigen Receptor T-Cell Product. If the JSC decides not to file an IND for such Chimeric Antigen Receptor T-Cell Product, the JSC shall provide Intrexon with a written description of the reasons for such decisions and the JSC shall prepare a plan of specific activities to be conducted by Intrexon at no additional cost to ARES TRADING with respect to such Chimeric Antigen Receptor T-Cell Product, with the intention that upon completion of such activities, an IND will be filed for such Chimeric Antigen Receptor T-Cell Product. Following Intrexon’s completion of such additional activities, Intrexon shall provide an updated data package to the JSC, which the JSC will review and discuss at its next quarterly meeting to determine whether or not to file an IND for such Chimeric Antigen Receptor T-Cell Product; provided that Intrexon shall not thereafter be obligated to conduct any additional activities with respect to such Chimeric Antigen Receptor T-Cell Product or the applicable Research Program. Upon the JSC’s decision to file such IND, such Chimeric Antigen Receptor T-Cell Product will be deemed a Product, and ARES TRADING will thereafter be solely responsible for Developing and Commercializing such Product as further detailed in this Agreement.

4.8 [*****].

4.9 Conduct of Research. Intrexon shall use Commercially Reasonable Efforts to carry out the activities assigned to it in each Research Plan, once approved by the JSC, and shall conduct such activities in good scientific manner, and in compliance with all applicable Laws. Intrexon shall keep the other Party reasonably informed as to the progress of the conduct of the

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

Research Plans through meetings of the JSC. Except for the payments set forth in Article 8 and payment obligations of ZIOPHARM to Intrexon under the ZIOPHARM Agreement, each of ARES TRADING and Intrexon shall be solely responsible for all costs it incurs to conduct its activities under a Research Plan.

4.10 Research Records. Intrexon shall maintain, for regulatory and patent purposes, complete, current and accurate records of all activities conducted by it under the Research Plans related to a Chimeric Antigen Receptor T-Cell Product, and all data and other information resulting from such activities. Such records shall fully and properly reflect all work done and results achieved in the performance of the Research Program activities in good scientific manner appropriate for regulatory and patent purposes. ARES TRADING shall have the right to review and copy such records maintained by Intrexon at reasonable times and to obtain access to the original, to the extent such reviewing, copying or access are necessary or useful for regulatory and patent purposes or for other legal proceedings.

ARTICLE 5

DEVELOPMENT AND REGULATORY

5.1 General. Subject to the terms and conditions of this Agreement, ARES TRADING shall be solely responsible for the Development of each Product in the Field in the Territory, from and after the filing of an IND for such Product. It is anticipated that for each Product, Intrexon will deliver information reasonably necessary for ARES TRADING to prepare and file an IND and the IND itself will be prepared and filed by and in the name of ARES TRADING.

5.2 Development Plan. The Development of each Product in the Field under this Agreement shall be conducted pursuant to a comprehensive written Development plan (each, a “Development Plan”). Each Development Plan shall set forth the estimated timeline and details of all pre-clinical and clinical Development activities to be conducted by ARES TRADING as necessary to generate data sufficient to obtain Regulatory Approval for the applicable Product. From time to time during the Term, ARES TRADING shall prepare updates and amendments, as appropriate, to each then-current Development Plan and shall submit such updates and amendments to the JSC for information.

5.3 Intrexon/ZIOPHARM Development Activities. If ARES TRADING desires that Intrexon or ZIOPHARM conduct any clinical Development of Products, ARES TRADING shall notify Intrexon or ZIOPHARM, as applicable, and the Parties shall thereafter negotiate the activities to be conducted by Intrexon or ZIOPHARM and the terms of such activities. Upon agreement to such terms, the respective Parties shall enter into a separate agreement governing such activities.

5.4 Diligence. ARES TRADING shall use Commercially Reasonable Efforts to conduct the Development activities under each Development Plan in the Field and to reasonably seek Regulatory Approval for each Product in the Territory.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

5.5 Regulatory Responsibilities. Each Development Plan shall set forth the regulatory strategy for seeking Regulatory Approval of the applicable Product in the Territory. ARES TRADING shall be solely responsible for the preparation and submission of any and all Regulatory Materials for the Products in the Field in the Territory and shall own all such Regulatory Materials.

5.6 Data Exchange and Use; Rights of Reference. In addition to adverse event and safety data reporting obligations pursuant to Section 5.7, each Party shall promptly provide the other Party with copies of all data and results generated by or on behalf of such Party in the course of performing activities under this Agreement or in case of Intrexon, if it develops under Section 4.5. ARES TRADING shall provide the JSC with regular reports detailing its Development activities for Products and the results of such activities at each regularly scheduled JSC meeting. [*****].

5.7 Adverse Events Reporting. Promptly after the filing of the first IND with respect to a Product (including if Intrexon files for IND in the context of Section 4.5), ARES TRADING and Intrexon shall discuss in good faith whether their respective activities would require them to enter into a pharmacovigilance and adverse event reporting agreement setting forth the worldwide pharmacovigilance procedures for ARES TRADING and Intrexon with respect to the Product, such as safety data sharing, adverse events reporting and prescription events monitoring (the “Pharmacovigilance Agreement”). If ARES TRADING and Intrexon agree that a Pharmacovigilance Agreement is necessary or otherwise advisable, such procedures shall be in accordance with, and enable the Parties to fulfill, local and national regulatory reporting obligations under applicable Laws. In any event, ARES TRADING shall maintain an adverse event database for the Products in the Territory at its cost and shall be responsible for reporting in accordance with applicable Laws related to the Products to the applicable Regulatory Authorities in the Territory, as well as responding to safety issues and to all requests of Regulatory Authorities related to the Products in the Territory. Each Party hereby agrees to comply with its respective obligations under a Pharmacovigilance Agreement and to cause its Affiliates, licensees and sublicensees to comply with such obligations.

5.8 Notification of Threatened Action. Each Party shall immediately notify each other Party of any information it receives regarding any threatened or pending action, inspection or communication by any Regulatory Authority, which may affect the claims of any Product or the continued marketing of any Product. Upon receipt of such information, ARES TRADING and Intrexon shall consult with each other in an effort to arrive at a mutually acceptable procedure for taking appropriate action. ARES TRADING shall have the right to determine whether or not to continue the marketing of any Product in the Field in any jurisdiction based on communications by Regulatory Authorities.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

5.9 Remedial Actions. Each Party shall notify the others immediately, and promptly confirm such notice in writing, if it obtains information indicating that any Product in the Field may be subject to any recall, corrective action or other regulatory action with respect to the Product in the Field taken by virtue of applicable Law (a “Remedial Action”). The Parties shall assist each other in gathering and evaluating such information as is necessary to determine the necessity of conducting a Remedial Action. Each Party shall, and shall ensure that its Affiliates and sublicensees will, maintain adequate records to permit the Parties to trace the manufacture of the Product and the distribution and use of the Product. ARES TRADING shall have sole discretion with respect to any matters relating to any Remedial Action directed towards any Product, including the decision to commence such Remedial Action and the control over such Remedial Action, at its cost and expense.

ARTICLE 6

MANUFACTURING

6.1 Manufacture and Supply.

(a) Research and Phase 1 Clinical Trial Supply. Intrexon shall at its own cost, either itself or through a Third Party manufacturer, use Commercially Reasonable Efforts to manufacture and supply Products for use in each Research Program and Phase 1 Clinical Trial. Such Clinical Trial Supply is covered with the “Initiation of first Phase 1 Clinical Trial” milestone (as set forth in Section 8.3 (c)) and shall not incur additional reimbursement obligations of ARES TRADING. Notwithstanding the foregoing, in no event shall Intrexon be responsible for manufacturing clinical supply beyond the first [*****] patients under IND. Manufacturing costs for additional patients shall be paid by ARES TRADING. The Parties will enter into a Phase 1 Clinical Supply Agreement on terms mutually agreeable to the Parties.

(b) Clinical Supply. ARES TRADING shall be responsible for manufacturing and supplying Products for Development use after Phase 1 Clinical Trial in the Field in the Territory, provided that ARES TRADING may request Intrexon to conduct such manufacture and supply at least 18 months prior to the anticipated initiation of the first Phase 2 Clinical Trial for the first Indication with respect to a Product. If ARES TRADING notifies Intrexon in writing of its desire to consider Intrexon for manufacture and supply of such Product for clinical use ARES TRADING and Intrexon shall negotiate in good faith the terms thereof. Upon ARES TRADING’s and Intrexon’s agreement, the Parties shall enter into a separate supply agreement containing such mutually agreed terms with respect to such clinical supply (each, a “Clinical Supply Agreement”).

(c) Commercial Supply. ARES TRADING shall be responsible for manufacturing and supplying Products for Commercialization in the Field in the Territory, provided that ARES TRADING may request Intrexon to conduct such manufacture and supply as follows: At least 18 months prior to the anticipated filing of the first MAA for the first Indication with respect to a Product, ARES TRADING shall notify Intrexon in writing whether it desires to consider Intrexon for Commercial manufacture and supply of such Product. If Intrexon is interested in conducting such manufacture and supply, ARES TRADING and Intrexon shall

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

negotiate in good faith the terms thereof. Upon ARES TRADING’s and Intrexon’s agreement to such terms (which agreement each Party may grant or withhold in its sole discretion), ARES TRADING and Intrexon shall enter into a separate supply agreement having mutually agreed terms with respect to such supply (each, a “Commercial Supply Agreement”).

6.2 Intrexon Manufacturing Rights. For clarity, Intrexon shall have the right to manufacture and have manufactured, anywhere in the world, Out-of-Scope Products for clinical and commercial use. In addition and notwithstanding anything to the contrary in this Agreement, Intrexon shall have the right to require that ARES TRADING obtain its supply of veledimex set forth on Exhibit A hereto from Intrexon pursuant to a Clinical Supply Agreement or Commercial Supply Agreement, as applicable, whereby Intrexon shall not charge more than [*****].

6.3 Transfer of Manufacturing Know-How. If ARES TRADING chooses to manufacture the clinical or commercial supply of any Products itself or to obtain it from Third Parties, Intrexon shall make available to ARES TRADING the Intrexon Know-How that is then being used by Intrexon or its Third Party manufacturer in the manufacture of such Products, subject to reasonable restrictions on use and disclosure of such Know-How; provided that Intrexon shall not be obligated to make available to a Third Party, and ARES TRADING shall not have the right to provide to a Third Party, any such Know-How unless such Third Party is a Third Party manufacturer in good standing and with sufficient resources and capabilities for such Third Party to be reasonably successful in manufacturing Products. Within thirty (30) days of such request, Supplier shall provide to ARES TRADING or its designee copies of the physical embodiment of the manufacturing process and related data, including those processes, protocols, procedures, methods, tests and other know-how, necessary to the manufacture of the Product. Supplier shall provide reasonable technical assistance to ARES TRADING or its designee, including: (a) making available a reasonable number of appropriately trained personnel to provide technical assistance with respect to such transfer, (b) using Commercially Reasonable Efforts to promptly assist ARES TRADING or its designee in obtaining all necessary regulatory approvals and/or modifying existing authorizations for the manufacture of Product by ARES TRADING or its designee, (c) supplying analytical test methods and other testing know-how including method validation required to perform release testing or other testing as may be required by applicable regulatory agencies and, (d) upon request by ARES TRADING, providing ARES TRADING or its designee with appropriate quantities of reference standards related to Product in order to facilitate its testing. ARES TRADING shall be responsible for the costs and expenses incurred by Intrexon in performing such technology transfer, including the fully burdened cost of Intrexon personnel directly involved in such technology transfer allocated to efforts spent on such technology transfer.

ARTICLE 7

COMMERCIALIZATION

7.1 Commercialization in the Territory. Subject to the terms and conditions of this Article 7, ARES TRADING shall be responsible for all aspects of the Commercialization of the Products in the Field in the Territory ARES TRADING shall bear all of the costs and expenses incurred in connection with such Commercialization activities.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

7.2 Commercial Diligence. ARES TRADING shall use Commercially Reasonable Efforts to Commercialize each Product in each country in the Territory in which it receives Regulatory Approval. For clarity, if it is not commercially reasonable in a country to market the Product, ARES TRADING shall not be obliged to do so, even if Regulatory Approval was obtained.

7.3 Patent Marking. ARES TRADING shall mark all Products in accordance with the applicable patent marking laws, and shall require all of its Affiliates and sublicensees to do the same to the extent required by law.

7.4 Reports. ARES TRADING shall update the JSC at each regularly scheduled JSC meeting regarding ARES TRADING’s Commercialization activities with respect to the Products in the Territory. Each such update shall be in a form to be agreed by the JSC and shall summarize ARES TRADING’s, its Affiliates’ and sublicensees’ significant Commercialization activities with respect to the Product in the Territory, covering subject matter at a level of detail reasonably required by Intrexon and sufficient to enable Intrexon to determine ARES TRADING’s compliance with its diligence obligations pursuant to Section 7.2 and for Intrexon to comply with its disclosure obligations under any regulations applicable to the public sale of securities. [*****].

ARTICLE 8

FINANCIAL PROVISIONS

8.1 Upfront Payments.

(a) Upfront payment. Following the Effective Date, in consideration of the rights granted to ARES TRADING hereunder, ARES TRADING shall pay to Intrexon a one-time, non-refundable, non-creditable upfront payment of one hundred and fifteen million Dollars ($115,000,000) within forty-five (45) days after receipt by ARES TRADING of a corresponding invoice. Payment of the upfront payment shall be subject to any withholding tax obligations set forth in Section 8.7.

8.2 Research Program Payments and Intrexon Program Option Payment.

(a) Initial Research Programs. ARES TRADING shall pay to Intrexon a non- refundable, non-creditable [*****] (“Research Program Payment”) research funding to perform the activities of each of the first two (2) Research Programs under the agreed Research Plans initiated following the Effective Date, in [*****] installments of [*****] over [*****] Calendar Quarters. Within thirty (30) days after the end of each Calendar Quarter and following the receipt of the corresponding proper invoice, ARES TRADING shall pay the invoiced amount. For avoidance of doubt, the funding provided by ARES TRADING for the first two (2) Research Program shall in no event exceed [*****].

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(b) Subsequent Research Programs. In connection with the selection by ARES TRADING of each additional Target under Section 4.4, ARES TRADING shall pay Intrexon a non-refundable, non-creditable Program Initiation Payment of [*****] (“Research Program Payment”) research funding to perform the activities under the agreed Research Plan in [*****] installments of [*****] over [*****] Calendar Quarters. Within thirty (30) days after the end of each Calendar Quarter and following the receipt of the corresponding proper invoice, ARES TRADING shall pay the invoiced amount. In no event shall the funding per Research Program exceed [*****].

(c) Intrexon Program Option Payment. ARES TRADING shall pay to Intrexon a one-time, non-refundable, non-creditable payment of [*****] within thirty (30) days after ARES TRADING’s written exercise of its Intrexon Program Option as set forth in Section 4.5 (c) with regard to an Intrexon Program and following the receipt by ARES TRADING of a corresponding invoice.

8.3 Milestone Payments.

(a) [*****].

(b) [*****].

(c) Other Development Milestones. ARES TRADING shall pay to Intrexon on a Product-by-Product basis the non-refundable, non-creditable payments set forth below, in each case within thirty (30) days after the milestone for such Product is first achieved and following ARES TRADING receipt of the corresponding invoice. For purposes of this Section 8.3 (c) Products targeting the same Target shall be regarded as one Product only and the milestones set forth below shall only become due once even if the same Target is addressed by multiple Products:

Milestones (per Product)	First Indication		Second Indication		Third Indication		Fourth Indication
[*****]	[*****	]	[*****	]	[*****	]	[*****	]
[*****]	[*****	]	[*****	]	[*****	]	[*****	]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]

For clarity, the payments made under this Section 8.3(c) shall not exceed [*****] per Product.

(d) Commercial Milestones. As further partial consideration for the rights and licenses granted to ARES TRADING, ARES TRADING shall pay to Intrexon, with respect to each Product, the one-time, non-refundable, non-creditable payments set forth below. ARES TRADING shall deliver written notice to Intrexon within thirty (30) days of the end of the Calendar Year in which a commercial milestone occurs. ARES TRADING shall pay the commercial milestone within thirty (30) days following the receipt of the corresponding invoice by ARES TRADING. For clarity, the milestone payments in this Section 8.3(d) shall be additive such that if more than one of the milestones specified below are achieved in the same Calendar Year, then the milestone payments for all such milestones shall be payable.

Annual Worldwide Net Sales of the Product	Milestone Payment
Equal or exceed $[*****]	[*****	]
Equal or exceed $[*****]	[*****	]
Equal or exceed $[*****]	[*****	]
Equal or exceed $[*****]	[*****	]

For clarity, the payments made under this Section 8.3(d) shall not exceed [*****] per Product.

8.4 Royalty Payments for Products.

(a) Royalty Rates. Subject to the other terms of this Section 8.4, during each applicable Royalty Term, ARES TRADING shall make quarterly non-refundable, non-creditable royalty payments on Net Sales to Intrexon on a Product-by-Product and a country-by-country basis at the percentage rates set forth below. In case a Product originates from an Intrexon Program where ARES TRADING has exercised its Intrexon Program Option, the royalty rates set forth below shall increase by [*****] for each tier for such Product (and only for such Product). For clarity, Net Sales of a Product shall be aggregated to the extent different Products are directed to the same Target.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

Annual Net Sales of each Product in the Territory	Royalty Rate

Portion less than $[*****]	[*****	]%

Portion equal to or greater than $[*****] and less than $[*****]	[*****	]%

Portion equal to or greater than $[*****] and less than or equal to $[*****]	[*****	]%

Portion greater than $[*****] and less than or equal to $[*****]	[*****	]%

Portion greater than $[*****] and less than or equal to $[*****]	[*****	]%

Portion greater than $[*****] and less than or equal to $[*****]	[*****	]%

Portion greater than $[*****]	[*****	]%

(b) Royalty Term. For each Product, on a Product-by-Product and country-by-country basis, ARES TRADING’s royalty payment obligations under this Section 8.4 shall commence upon the First Commercial Sale of such Product in such country and expire upon the latest of: (i) the expiration of the last-to-expire Valid Claim included in Intrexon Patents in such country claiming and covering the Product; and (ii) the [*****] anniversary of the First Commercial Sale of such Product in such country (“Royalty Term”). For clarity, if no such Valid Claim exists as of the [*****], but later is issued, the Royalty Term is reinstated for the term of such Valid Claim.

(c) Reductions, Deductions and Reimbursements

(i) The royalty rates set forth in Section 8.4. (a) applicable to the Net Sales of a Product in a country will be reduced by [*****] during any period of the Royalty Term there exists no Valid Claim in such country that claims and covers such Product in such country.

(ii) Subject to the terms herein, if ARES TRADING, its Affiliates or sublicensee enter into a Third Party License Agreement(s), ARES TRADING will be entitled to deduct an amount equal to not more than [*****] of any amounts paid by ARES TRADING, its Affiliates or sublicensee pursuant to such Third Party License Agreement(s) in respect of the Product from (i) any royalty amount payable to Intrexon under Section 8.4(a) on Net Sales in the country or countries to which ARES TRADING’s payments under the Third Party License Agreement(s) relate to, and (ii) any milestone and commercial event payment under Section 8.3.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(iii) Notwithstanding the foregoing subparagraph (ii), under no circumstances shall the deductions under this Section 8.4(c) result in (i) the amounts payable to Intrexon being reduced by more than [*****] compared with the amount otherwise payable under Section 8.4(a) and 8.3. ARES TRADING shall be entitled to deduct any undeducted excess amount from subsequent amounts owed to Intrexon (subject always to Intrexon receiving a minimum amounts owed).

(d) Royalty Reports and Payment. Within thirty (30) days after each calendar quarter, commencing with the calendar quarter during which the First Commercial Sale of a Product is made anywhere in the Territory, ARES TRADING shall provide Intrexon with a report that contains the following information for the applicable calendar quarter, on a Product-by-Product and country-by-country basis: (i) the amount of Net Sales of the Products in the Territory, (iii) a calculation of the royalty payment due on such sales, (iv) any applicable reduction under Section 8.4(c), and (v) the exchange rate for such country. Concurrent with the delivery of the applicable quarterly report, ARES TRADING shall pay in Dollars all royalties due to Intrexon with respect to Net Sales by ARES TRADING, its Affiliates and their respective sublicensees for such calendar quarter.

8.5 Currency; Exchange Rate. All payments to be made by ARES TRADING to Intrexon under this Agreement shall be made in Dollars by bank wire transfer in immediately available funds to a bank account designated by written notice from Intrexon. With respect to sales not denominated in US Dollar, ARES TRADING shall convert each applicable quarterly sales in foreign currency into US Dollars by using the then current and reasonable standard exchange rate methodology applied to its external reporting. Based on the resulting sales in US Dollars, the then applicable royalties shall be calculated.

8.6 Late Payments. All payments under this Agreement shall earn interest from the date due until paid at a per annum rate equal to the lesser of (a) the maximum rate permissible under applicable Law and (b) [*****] percent ([*****]%) above the monthly Reuters 01 EURIBOR, measured at 2 p.m. Frankfurt/Germany time on the date payment is due. Interest will be calculated on a 365/360 basis.

8.7 Taxes.

(a) Taxes on Income. Each Party shall be solely responsible for the payment of all taxes imposed on its share of income arising directly or indirectly from the activities of the Parties under this Agreement.

(b) Tax Cooperation. The Parties agree to cooperate with one another and use reasonable efforts to reduce or eliminate tax withholding or similar obligations in respect of royalties, milestone payments, and other payments made by ARES TRADING to Intrexon under this Agreement. To the extent ARES TRADING is required to deduct and withhold taxes on any payment to Intrexon, ARES TRADING shall pay the amounts of such taxes to the proper Governmental Authority in a timely manner and promptly transmit to Intrexon an official tax certificate or other evidence of such withholding sufficient to enable Intrexon to claim such payment of taxes. Intrexon shall provide ARES TRADING any tax forms that may be

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

reasonably necessary in order for ARES TRADING not to withhold tax or to withhold tax at a reduced rate under an applicable bilateral income tax treaty. Each Party shall provide the other with reasonable assistance to enable the recovery, as permitted by applicable Laws, of withholding taxes, value added taxes, or similar obligations resulting from payments made under this Agreement, such recovery to be for the benefit of the Party bearing such withholding tax or value added tax. If reasonably necessary, ARES TRADING shall require its sublicensees in the Territory to cooperate with Intrexon in a manner consistent with this Section 8.7(b).

(c) Taxes Resulting From ARES TRADING Action or Intrexon Action. If either ARES TRADING or Intrexon is required to make a payment to the other Party that is subject to a deduction or withholding of tax, then (i) if such withholding or deduction obligation arises as a result of any action by ARES TRADING or Intrexon, including any assignment or sublicense other than to Merck KGaA, or any failure on the part of ARES TRADING or Intrexon to comply with applicable Laws or filing or record retention requirements, that has the effect of modifying the tax treatment of the Parties hereto (a “ARES TRADING or Intrexon Withholding Tax Action”), then the sum payable by ARES TRADING or Intrexon (in respect of which such deduction or withholding is required to be made) shall be increased (payer’s committed withholding tax action) or left unchanged (receiver’s committed withholding tax action) to the extent necessary to ensure that ARES TRADING or Intrexon receives or pays a sum equal to the sum which it would have received or paid had no such ARES TRADING or Intrexon Withholding Tax Action occurred provided however, that the receiver of the payment has cooperated in a reasonable manner required to limit any additional burden for the payer and in accordance with 8.7.(b); (ii) otherwise, the sum payable by ARES TRADING or Intrexon (in respect of which such deduction or withholding is required to be made) shall be made to ARES TRADING or Intrexon after deduction of the amount required to be so deducted or withheld, which deducted or withheld amount shall be remitted to the proper Governmental Authority in accordance with applicable Laws.

(d) Certification. A Party (including any entity to which this Agreement may be assigned, as permitted under Section 14.3) receiving a payment pursuant to this Agreement shall provide the remitting Party appropriate certification from relevant governmental authorities that such Party is a tax resident of that jurisdiction, if such receiving Party wishes to claim the benefits of an income tax treaty to which that jurisdiction is a party.

8.8 Records and Audit Rights. During the Royalty Term and for [*****] Calendar Year thereafter, upon the written request of Intrexon, and not more than once in each Calendar Year, ARES TRADING shall permit, and shall cause its Affiliates or sublicensee to permit, an independent certified public accounting firm of nationally recognized standing selected by Intrexon, and reasonably acceptable to ARES TRADING or such Affiliate or Sublicensee, to have access to and to review, during normal business hours upon reasonable prior written notice, the applicable records of ARES TRADING and its Affiliates or sublicensee to verify the accuracy of the royalty payments and achievement of sales milestones under this Agreement. Any such auditor shall not disclose ARES TRADING’s Confidential Information to Intrexon, except to the extent such disclosure is necessary to verify the accuracy of the financial reports furnished by ARES TRADING or the amount of payments by ARES TRADING under this

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

Agreement. Any amounts shown to be owed but unpaid, or overpaid and in need of reimbursement, shall be paid or refunded (as the case may be) within thirty (30) days after the accountant’s report, plus interest (as set forth in Section 8.6 and solely with respect to underpayments) from the original due date (unless challenged in good faith by ARES TRADING in which case any dispute with respect thereto shall be resolved in accordance with Section 14.7). Intrexon shall bear the full cost of such audit unless such audit reveals an underpayment by, ARES TRADING that resulted from a discrepancy in the financial report provided by ARES TRADING for the audited period, which underpayment was more than [*****] percent [*****] of the amount set forth in such report, in which case ARES TRADING shall reimburse Intrexon for the costs for such audit.

8.9 ZIOPHARM Consideration. ZIOPHARM and Intrexon acknowledge and agree that all compensation or consideration to be paid to ZIOPHARM in connection with the execution and prosecution of this Agreement, the development and commercialization of Products hereunder, and other matters related hereto, shall be solely the responsibility of Intrexon pursuant to the terms of the ZIOPHARM Agreement and that in no event shall ARES TRADING be obligated to make any payments to ZIOPHARM pursuant to this Agreement unless otherwise agreed to by the Parties.

ARTICLE 9

INTELLECTUAL PROPERTY RIGHTS

9.1 Ownership of Inventions.

(a) Subject to Section 9.1(b), ownership of all Inventions shall be based on inventorship, as determined in accordance with the rules of inventorship under United States patent laws. All jointly owned Inventions shall be referred to as “Joint IP” and each of ARES TRADING and Intrexon (the “Joint Owners”) shall own an undivided half interest therein, with the right to practice, exploit, and grant licenses to such Joint IP, without a duty of accounting or an obligation to seek consent from the other Joint Owner (subject to the licenses granted to the other Joint Owner and the payment obligations under this Agreement) but with the duty to inform the other Party about granted licenses. Know-How included in Joint IP shall be referred to as “Joint Know-How” and Patent Rights included in Joint IP shall be referred to as “Joint Patents.”

(b) The Parties acknowledge and agree that Intrexon is and will be the sole and exclusive owner of all right, title and interest in and to any Intrexon Platform Technology. Therefore, notwithstanding the foregoing in Section 9.1(a), all Inventions that are (i) methods of manufacture, use, delivery, or formulation of any Intrexon Activator Ligand (“Ligand Inventions”) and/or (ii) improvements of Intrexon Platform Technologies (“Platform Improvement Inventions”) shall be owned solely by Intrexon irrespective of inventorship, and ARES TRADING hereby assigns all of its right, title and interest in and to the Ligand Inventions (and any intellectual property rights thereto or under) to Intrexon and agrees to execute such documents and perform such other acts as Intrexon may reasonably request to obtain, perfect and enforce its rights to such Ligand Inventions and the assignment thereof. The latter shall be included hereunder as Intrexon Sole Patents.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

9.2 Patent Prosecution.

(a) Intrexon Sole Patents.

(i) As between the Parties, Intrexon shall have the full right and responsibility for filing, prosecuting and maintaining on a worldwide basis the Intrexon Patents that are not Joint Patents (“Intrexon Sole Patents”) at Intrexon’s cost and expense, and Intrexon shall be responsible for any related interference, or post grant proceeding including but not limited to re-issuance, re-examination, opposition proceedings and other certifications. Intrexon shall consult with ARES TRADING and keep ARES TRADING reasonably informed of the status of the Intrexon Sole Patents arising from a Research Program and covering the composition, formulation, manufacture or use of Products and of Exclusive Activator Ligands (“Intrexon Product Patents”) and shall timely provide ARES TRADING with material correspondences received from any patent authorities in connection therewith. Intrexon shall, to the extent such is reasonable and can be done without compromising the value and or protection of any Intrexon IP, develop a suitable portfolio of Intrexon Product Patents wherein the claims in such Intrexon Product Patents specifically recite the composition, formulation, manufacture or use of Products or of Exclusive Activator Ligands [*****]. Intrexon will coordinate with ARES TRADING on the territory (country list) where protection is intended for Intrexon Product Patents. In addition, Intrexon shall timely provide ARES TRADING with drafts of all proposed material filings and correspondences to any patent authorities with respect to the Intrexon Product Patents for ARES TRADING’s review and comment prior to the submission of such proposed filings and correspondences. Intrexon shall confer with ARES TRADING and take into consideration ARES TRADING’s comments prior to submitting such filings and correspondences, provided that ARES TRADING shall provide such comments within [*****] business days of receiving the draft filings and correspondences from Intrexon. If ARES TRADING does not provide comments within such period of time, then ARES TRADING shall be deemed to have no comment to such proposed filings or correspondences. In case of disagreement between ARES TRADING and Intrexon with respect to the filing, prosecution and maintenance of such Intrexon Product Patents, the final decision shall be made by Intrexon.

(ii) Intrexon shall notify ARES TRADING of any decision to cease prosecution and/or maintenance of, or not to continue to pay the expenses of prosecution and/or maintenance of, any Intrexon Product Patents. Intrexon shall provide such notice at least [*****] days prior to any filing or payment due date, or any other due date that requires action, in connection with such Intrexon Product Patent. In such event, Intrexon shall permit ARES TRADING, at its discretion and expense, to continue prosecution or maintenance of such Intrexon Product Patent. ARES TRADING’s prosecution or maintenance of such Intrexon Product Patent shall not change the Parties’ respective rights and obligations under this Agreement with respect to such Intrexon Product Patent other than those expressly set forth in this Section 9.2(a)(ii).

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(b) Joint Patents

(i) Intrexon shall be responsible for filing, prosecuting and maintaining any Joint Patents at its own cost and expense, except that ARES TRADING shall be responsible for maintaining at its own cost and expense any issued Joint Patents which are requested by ARES TRADING and directed exclusively to the composition, formulation, manufacture or use of one or more Products (“Product Specific Patents”). ARES TRADING and Intrexon shall cooperate, to the extent such is reasonable and can be done without substantially compromising the value and or protection of any Inventions, to develop a suitable portfolio of Product Specific Patents and shall coordinate on the territory (country list) where protection is intended. To this end, during the Term ARES TRADING may request, at its discretion, that Intrexon file one or more continuation or divisional applications (as appropriate) within an application for Joint Patent for the express purpose of creating Product Specific Patents, which request shall be honored to the extent reasonable, permitted by applicable laws, and otherwise consistent with this Agreement. Each Joint Owner shall fully cooperate with the other Joint Owner in connection with the filing, prosecution and maintenance of such Joint Patents. The responsible Joint Owner for a particular Joint Patent shall consult with the other Joint Owner, shall keep the other Joint Owner reasonably informed of the status of such Joint Patent, and shall promptly provide the other Joint Owner with drafts of all proposed material filings and correspondences with the patent authorities with respect to such Joint Patent for such other Joint Owner’s review and comment prior to the submission of such proposed filings and correspondences. The responsible Joint Owner shall confer with the other Joint Owner and take into consideration such other Joint Owner’s comments prior to submitting such filings and correspondences, provided that such other Joint Owner shall provide such comments within [*****] days of receiving the draft filings and correspondences from the responsible Joint Owner. If such other Joint Owner does not provide comments within such period of time, then such other Joint Owner shall be deemed to have no comment to such proposed filings or correspondences. In case of disagreement between the Joint Owners with respect to the filing, prosecution and maintenance of such Joint Patents, the final decision shall be made by the responsible Joint Owner.

(ii) The responsible Joint Owner shall notify the other Joint Owner of any decision to cease prosecution and/or maintenance of, or not to continue to pay the expenses of prosecution and/or maintenance of, any Joint Patent. The responsible Joint Owner shall provide such notice at least [*****] days prior to any filing or payment due date, or any other due date that requires action, in connection with such Joint Patent. In such event, such other Joint Owner shall have the right, but not the obligation, to continue prosecution or maintenance of such Joint Patent at its expense.

(iii) In the event this Agreement terminates and Intrexon obtains the exclusive license under the Joint IP pursuant to Section 11.4(b), then Intrexon shall have the right, but not the obligation, to elect to prosecute and maintain the Joint Patent throughout the world at Intrexon’s cost and expense.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(c) ARES TRADING Sole Patents.

(i) As between the Parties, ARES TRADING shall be responsible for filing, prosecuting and maintaining the ARES TRADING Patents that arise from work conducted under this Agreement and are not Joint Patents (“ARES TRADING Sole Patents”), at ARES TRADING’s cost and expense. ARES TRADING shall consult with Intrexon and keep Intrexon reasonably informed of the status of all ARES TRADING Sole Patents and shall promptly provide Intrexon with material correspondences received from patent authorities. In addition, ARES TRADING shall promptly provide Intrexon with drafts of all proposed material filings and correspondences to the patent authorities with respect to the ARES TRADING Sole Patents for Intrexon’s review and comment prior to the submission of such proposed filings and correspondences. ARES TRADING shall confer with Intrexon and take into consideration Intrexon’s comments prior to submitting such filings and correspondences, provided that Intrexon shall provide such comments within [*****] days of receiving the draft filings and correspondences from ARES TRADING. If Intrexon does not provide comments within such period of time, then Intrexon shall be deemed to have no comment to such proposed filings or correspondences. In case of disagreement between ARES TRADING and Intrexon with respect to the filing, prosecution and maintenance of any ARES TRADING Sole Patent, the final decision shall be made by ARES TRADING.

(ii) ARES TRADING shall notify Intrexon of any decision to cease prosecution and/or maintenance of, or not to continue to pay the expenses of prosecution and/or maintenance of, any ARES TRADING Sole Patents. ARES TRADING shall provide such notice at least [*****] days prior to any filing or payment due date, or any other due date that requires action, in connection with such ARES TRADING Sole Patent. In such event, ARES TRADING shall permit Intrexon, at its discretion and expense, to continue prosecution or maintenance of such ARES TRADING Sole Patent. Intrexon’s prosecution or maintenance of such ARES TRADING Sole Patent shall not change the Parties’ respective rights and obligations under this Agreement with respect to such ARES TRADING Sole Patent other than as expressly set forth in this Section 9.2(c)(ii).

(d) Cooperation

The Parties shall at all times cooperate with each other in order to reasonably implement the foregoing provisions of Section 9.2. Such cooperation may include each Party’s execution of necessary legal documents, coordinating filing and prosecution of necessary legal documents, coordinating filing or prosecution of applications to avoid potential issues during prosecution (including novelty, enablement, estoppel and double-patenting and execution of amendments), and the assistance of each Party’s relevant personnel. Each Party will use reasonable efforts to avoid creating potential issues in prosecution of the applications for Intrexon Patents (including Intrexon Sole Patents), ARES TRADING Patents (including ARES TRADING Sole Patents), or Joint Patents via the IPC.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

9.3 Patent Enforcement.

(a) Each Party shall notify the others within [*****] business days of becoming aware of any alleged or threatened infringement by a Third Party of any of the Intrexon Patents or ARES TRADING Patents, which infringement adversely affects or is expected to adversely affect any Product in the Field, including any “patent certification” filed in the United States under 21 U.S.C. §355(b)(2) or 21 U.S.C. §355(j)(2) or similar provisions in other jurisdictions and of any declaratory judgment, opposition, or similar action alleging the invalidity, unenforceability or non-infringement of any of the Intrexon Patents or ARES TRADING Patents with respect to the Field (collectively “Product Infringement”).

(b) [*****] shall have the first right to bring and control any legal action in connection with such Product Infringement at its own expense as it reasonably determines appropriate, and [*****] shall have the right to be represented in any such action by counsel of its choice, but [*****] shall have no right to enforce any [*****] claiming [*****] without the written consent of [*****]. If [*****] decides not to bring such legal action, it shall so inform [*****] promptly and [*****] shall have the right to bring and control any legal action in connection with such Product Infringement, but solely with respect to the enforcement of [*****] and [*****], at its own expense as it reasonably determines appropriate after consultation with [*****].

(c) Intrexon shall have the exclusive right to enforce the Intrexon Patents for any infringement that is not a Product Infringement at its own expense as it reasonably determines appropriate. ARES TRADING shall have the exclusive right to enforce the ARES TRADING Patents for any infringement that is not a Product Infringement at its own expense as it reasonably determines appropriate.

(d) At the request of the Party bringing the action, the other Parties shall provide reasonable assistance in connection therewith, including by executing reasonably appropriate documents, cooperating in discovery and joining as a party to the action if required, with any costs reasonably incurred in the course of providing such cooperation to be reimbursed by the requesting Party.

(e) In connection with any such proceeding, the Party bringing the action shall not enter into any settlement admitting the invalidity of, or otherwise impairing any other Party’s rights in, the Intrexon Patents or ARES TRADING Patents in the Field without the prior written consent of the other Party.

(f) Any recoveries resulting from enforcement action relating to a claim of Product Infringement shall be first applied against payment of each Party’s costs and expenses in connection therewith. Any such recoveries in excess of such costs and expenses (the “Remainder”) shall be shared by ARES TRADING and Intrexon as follows: [*****] of such Remainder shall be retained by (or if received by the other Party, paid to) the Party bringing such action, and [*****] of such Remainder shall be paid to the Party not bringing such action.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

9.4 Trademarks. ARES TRADING shall have the right to brand the Products using ARES TRADING related trademarks and any other trademarks and trade names it determines appropriate for the Products, which may vary by country or within a country (“Product Marks”). ARES TRADING shall own all rights in the Product Marks in the Territory and shall register and maintain the Product Marks in the countries and regions in the Territory that it determines reasonably necessary, at ARES TRADING’s cost and expense. Under a separate trademark agreement, ARES TRADING and Intrexon may mutually agree to the use of certain Intrexon trademarks for the benefit of branding, including co-branding.

9.5 Patent Extensions

(a) The Parties shall cooperate in obtaining patent term restoration (under but not limited to Drug Price Competition and Patent Term Restoration Act), supplemental protection certificates or their equivalents, and patent term extensions with respect to the Intrexon Patents and/or ARES TRADING Patents in any country and/or region where applicable.

(b) If ARES TRADING desires to provide for the extension of the term of an Intrexon Patent to provide for protection of a Product, the JSC shall determine which Intrexon Patent it shall apply to extend, and ARES TRADING shall file for such extension at ARES TRADING’s cost and expense, provided, however, that ARES TRADING shall require the consent of Intrexon to extend the term of an Intrexon Patent. At ARES TRADING’s reasonable request, Intrexon shall provide all reasonable assistance to ARES TRADING in connection with such filing.

9.6 Patents Licensed From Third Parties. Each Party’s rights under this Article 9 with respect to the prosecution and enforcement of any Intrexon Patent shall be subject to the rights: (a) retained by any Third Party licensor to prosecute and enforce such Patent Right, if such Intrexon Patent is subject to an upstream license agreement; and (b) granted to any Third Party prior to such Intrexon Patent becoming subject to the license grant under this Agreement. ZIOPHARM acknowledges and agrees that the intellectual property ownership and enforcement rights granted by Intrexon to ARES TRADING hereunder may include certain intellectual property that was the subject of the ZIOPHARM Agreement. ZIOPHARM further acknowledges and agrees that, to the extent the terms of this Agreement differ from those of the ZIOPHARM Agreement with respect to such intellectual property, the terms of this Agreement shall control.

ARTICLE 10

CONFIDENTIALITY; PUBLICATION

10.1 Duty of Confidence. Subject to the other provisions of this Article 10:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(a) all Confidential Information of a Party (the “Disclosing Party”) or its Affiliates under this Agreement shall be maintained in confidence and otherwise safeguarded by the the other Party (the “Receiving Party”) and its Affiliates, in the same manner and with the same protection as such Receiving Party maintains its own confidential information, but with not less than reasonable diligence;

(b) the Receiving Party may only use any such Confidential Information for the purposes of performing its obligations or exercising its rights under this Agreement; and

(c) the Receiving Party may disclose Confidential Information of the Disclosing Party to: (i) its Affiliates and sublicensees; and (ii) employees, directors, agents, contractors, consultants and advisers of the Receiving Party and its Affiliates and sublicensees, in each case to the extent reasonably necessary for the purposes of, and for those matters undertaken pursuant to, this Agreement; provided that such Persons are bound to maintain the confidentiality of the Confidential Information in a manner consistent with the confidentiality provisions of this Agreement.

10.2 Exceptions. The foregoing obligations as to particular Confidential Information of a Disclosing Party shall not apply to the extent that the Receiving Party can demonstrate that such Confidential Information:

(a) is known by the Receiving Party at the time of its receipt without an obligation of confidentiality, and not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s business records;

(b) is in the public domain before its receipt from the Disclosing Party, or thereafter enters the public domain through no fault of the Receiving Party;

(c) is subsequently disclosed to the Receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the Disclosing Party; or

(d) is developed by the Receiving Party independently and other than in performing its obligations under this Agreement and without use of or reference to any Confidential Information received from the Disclosing Party, as documented by the Receiving Party’s business records.

Any combination of features or disclosures shall not be deemed to fall within the foregoing exclusions merely because individual features are published or available to the general public or in the rightful possession of the Receiving Party unless the combination itself and principle of operation are published or available to the general public or in the rightful possession of the Receiving Party.

10.3 Authorized Disclosures. Notwithstanding the obligations set forth in Sections 10.1 and 10.5, a Party may disclose another Party’s Confidential Information (including this Agreement and the terms herein) to the extent:

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(a) such disclosure: (i) is reasonably necessary for the filing or prosecuting patent rights as contemplated by this and in accordance with this Agreement; (ii) is reasonably necessary in connection with regulatory filings for Products; (iii) is reasonably necessary for the prosecuting or defending litigation as contemplated by this Agreement; or (iv) is made to any Third Party bound by written obligation of confidentiality and non-use similar to those set forth under this Article 10, to the extent otherwise necessary or appropriate in connection with the exercise of its rights or the performance of its obligations hereunder;

(b) such disclosure is reasonably necessary to such Party’s directors, attorneys, independent accountants or financial advisors for the sole purpose of enabling such directors, attorneys, independent accountants or financial advisors to provide advice to the such Party, provided that in each such case on the condition that such directors, attorneys, independent accountants and financial advisors are bound by confidentiality and non-use obligations substantially consistent with those contained in this Agreement; provided, however, that the term of confidentiality for such directors, attorneys, independent accountants and financial advisors shall be no less than [*****] years;

(c) such disclosure is reasonably necessary to actual or potential investors, acquirers, licensees and other financial or commercial partners solely for the purpose of evaluating an actual or potential investment, acquisition or collaboration; provided that in each such case on the condition that such actual or potential partners are bound by confidentiality and non-use obligations substantially consistent with those contained in the Agreement; provided, however, that the term of confidentiality for such partners shall be no less than [*****] years; however, such disclosure to potential or existing partners shall not include information on specific projects, Research Programs, or Targets unless associated with a potential acquisition; or

(d) such disclosure is required by judicial or administrative process, provided that in such event such Party shall promptly inform the Disclosing Party of such required disclosure and provide the Disclosing Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed by judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Article 10, and the Party disclosing Confidential Information pursuant to law or court order shall take all steps reasonably necessary, including seeking of confidential treatment or a protective order to ensure the continued confidential treatment of such Confidential Information.

10.4 Scientific Publication. Publication strategy shall be managed by the IPC, which shall have the right to review and approve any scientific publication, considering ARES TRADING’s and Intrexon’s interest in publishing the results of the research and Development work in order to obtain recognition within the scientific community and to advance the state of scientific knowledge, the need to protect Confidential Information and the Parties’ mutual interest in obtaining valid patent protection, protecting reasonable business interests and trade secret information, and having an integrated approach to developing one or more Products for one or more Indications. Consequently, except for disclosures permitted pursuant to Sections 10.2 and 10.3, each Party and their Affiliates, employee(s) and consultant(s) shall deliver to the IPC for review and comment a copy of any proposed publication or presentation that pertains to any Product, pursuant to a procedure to be established by the IPC. The IPC shall have the right to require modifications of the publication or presentation: (a) to protect each

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

Parties’ respective Confidential Information; (b) for trade secret reasons or business reasons; and/or (c) to delay such submission for an additional [*****] days as may be reasonably necessary to seek patent protection for the information disclosed in such proposed submission. With respect to this Section 10.4 the Parties understand and agree that work performed at MD Anderson, is subject to MD Anderson publication policies.

10.5 Publicity; Use of Names. ARES TRADING, Intrexon and ZIOPHARM have agreed on language of a press release announcing this Agreement, which is attached hereto as Exhibit B, to be issued by the Parties promptly after the mutual execution of the Agreement. Subject to Section 10.3 above, no other disclosure of the existence or the terms of this Agreement may be made by any Party or its Affiliates except as provided in this Section 10.5, and no Party shall use the name, trademark, trade name or logo of any other Party, its Affiliates or their respective employees in any publicity, promotion, news release or disclosure relating to this Agreement or its subject matter, except as provided in this Section 10.5 or with the prior express written permission of the other Party, except as may be required by applicable Law.

(a) A Party may disclose this Agreement and its terms, and material developments or material information generated under this Agreement, in securities filings with the Securities Exchange Commission (or equivalent foreign agency) to the extent required by applicable Law after complying with the procedure set forth in this Section 10.5(a). In such event, the Party seeking such disclosure shall prepare a draft confidential treatment request and proposed redacted version of this Agreement to request confidential treatment for this Agreement, and each other Party agrees to promptly (and in any event, no less than [*****] days after receipt of such confidential treatment request and proposed redactions) give its input in a reasonable manner in order to allow the Party seeking disclosure to file its request within the time lines proscribed by applicable Law. The Party seeking such disclosure shall exercise Commercially Reasonable Efforts to obtain confidential treatment of the Agreement from the Securities Exchange Commission (or equivalent foreign agency) as represented by the redacted version reviewed by the other Parties.

(b) Further, each Party acknowledges that the other Parties may be legally required to make public disclosures (including in filings with the Government Authorities) of certain material developments or material information generated under this Agreement and agrees that each Party may make such disclosures as required by law, provided that the Party seeking such disclosure first provides each other Party a copy of the proposed disclosure, and provided further that (except to the extent that the Party seeking disclosure is required to disclose such information to comply with applicable Law) if another Party demonstrates to the reasonable satisfaction of the Party seeking disclosure, within [*****] days of such Party’s providing the copy, that the public disclosure of previously undisclosed information shall materially adversely affect the Development and/or Commercialization of a Product being Developed or Commercialized under this Agreement, the Party seeking disclosure shall remove from the disclosure such specific previously undisclosed information as the other Party shall reasonably request to be removed.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(c) Other than the press release set forth in Exhibit B, the Parties agree that any other news release or other public announcement relating to this Agreement or the performance hereunder that would disclose information other than that already in the public domain, shall first be reviewed and approved by the Parties (with such approval not to be unreasonably withheld or delayed); provided, however, that (A) as of the time ARES TRADING is solely responsible for the Development of the Product, ARES TRADING may make such press releases as it deems fit to report on the Development or Commercialization of such Product in its sole discretion, and (B) as of the time ARES TRADING declines to exercise the Intrexon Program Option for an Out-of-Scope Product, Intrexon may make such press releases as it deems fit to report on the Development or Commercialization of such Out-of-Scope Product in its sole discretion. Notwithstanding the foregoing, each Party shall have the right to disclose publicly (including on its website): (i) the fact that it has entered into this Agreement; (ii) the receipt of any milestone payments under this Agreement and the event giving rise to such payment; (iii) Regulatory Approval of any Product; (iv) the First Commercial Sale of any Product; (v) royalties received from ARES TRADING (without disclosing the royalty rate); and (vi) disclosures required by applicable law. For each such disclosure, unless either Party otherwise has the right to make such disclosure under this Article 10, such Party shall provide the other Party with a draft of such disclosure at least [*****] days prior to its intended release for such Party’s review and comment, and shall consider the other Party’s comments in good faith. If the Party does not receive comments from the other Party within [*****] business days, such Party shall have the right to make such disclosure without further delay.

(d) The Parties agree that after a disclosure pursuant to Section 10.5(b), a press release (including the initial press release) or other public announcement pursuant to Section 10.5(c) has been reviewed and approved by the other Parties, the disclosing Party may make subsequent public disclosures reiterating such information without having to obtain the other Parties’ prior consent and approval.

ARTICLE 11

TERM AND TERMINATION

11.1 Term. The term of this Agreement shall commence upon the Effective Date and continue in full force and effect, on a Product-by-Product and country-by-country basis, until the expiration of the payment obligations of ARES TRADING with respect to the applicable Product, unless earlier terminated as set forth in Section 11.2 below (the “Term”). Upon expiration of the Royalty Term with respect to a given Product and country the license from Intrexon to Company under Section 2.1, shall convert to a fully paid, royalty free (subject to the potential reinstatement of royalty obligations under Section 8.4(b)), irrevocable, perpetual, exclusive and sublicensable license under the Intrexon Know-How at the time of conversion to Commercialize such Product in the Field in such country.

11.2 Unilateral Termination by ARES TRADING. ARES TRADING may terminate this Agreement for any or no reason, with respect to the Research Programs or with respect to this Agreement in its entirety or on a Product-by-Product and country-by-country basis upon ninety (90) days prior written notice to Intrexon.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

11.3 Termination for Breach.

(a) General. Each of ARES TRADING and Intrexon shall have the right to terminate this Agreement in its entirety immediately upon written notice to the other Parties if another Party materially breaches its obligations under this Agreement and, after receiving written notice identifying such material breach in reasonable detail, fails to cure such material breach within [*****] days from the date of such notice (or within [*****] days from the date of such notice in the event such material breach is solely based on the breaching Party’s failure to pay any amounts due hereunder). Notwithstanding the foregoing, Intrexon shall not have the right to terminate this Agreement based on a breach of the Agreement by ZIOPHARM and Intrexon shall have the right, but not the obligation, to cure any material breach caused by ZIOPHARM, if possible, and thus prevent a termination of the Agreement by ARES TRADING under this Section 11.3(a).

(b) Disputed Breach. Any dispute regarding an alleged material breach of this Agreement shall first be attempted to be resolved in accordance with Article 14.7 hereof, before the affected Party pursues other remedies (including termination). In the event that the Party that has allegedly materially breached this Agreement disputes such breach, and the resulting termination of this Agreement in good faith, then any consequences of termination in this Article 11 shall only apply from and after such time as such termination has been upheld in a final judgment from which no appeal can be taken, or that is unappealed within the time allowed for appeal or such time as the Party allegedly in material breach is no longer disputing such termination. It is understood and agreed that during the pendency of such dispute, all of the terms and conditions of this Agreement shall remain in effect and the Parties shall continue to perform all of their respective obligations hereunder.

(c) In the event that a Party has the right to terminate this Agreement for uncured material breach by the other Party, then such first Party may elect not to terminate this Agreement and shall have the right to pursue the other rights and remedies it may have hereunder or at Law or in equity with respect to any breach of this Agreement and pursue its right to obtain performance of any obligation.

11.4 Effect of Termination. Upon any termination (but not expiration) of this Agreement, the following shall apply:

(a) Retained Products. ARES TRADING shall have the right, at its election by written notice to Intrexon within [*****] days after the effectiveness of termination by ARES TRADING under Section 11.3 for Intrexon’s or ZIOPHARM’s breach or by Intrexon under Section 11.3 for ARES TRADING’s breach, to continue the Development and Commercialization of any Product (i) for which a Phase 3 Clinical Trial has been Initiated and of which development has not been terminated by ARES TRADING or (ii) that is then being Commercialized by ARES TRADING (a “Retained Product”). If ARES TRADING so elects, or if ARES TRADING terminates this Agreement under Section 11.2 only with respect to the Research Programs (and not in its entirety), then the Research Programs will terminate and this Agreement will remain in full force and effect with respect solely to the Retained Products, including the terms of Article 8.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(b) Out-of-Scope Product and Payments to ARES TRADING under Section 4.5 for Out-of-Scope Products. The Intrexon Program Option provided for in Section 4.5 (e) shall survive the termination for such Intrexon Programs that have been started before the effective date of termination. Also, Section 4.5 (e) shall survive termination and the payments due to ARES TRADING shall be due as foreseen under Section 4.5 (e) for Intrexon Programs that have been started before the effective date of Termination.

(c) Terminated Products. With respect to all Products that are not Retained Products (each, a “Terminated Product”), the following shall apply:

(i) Licenses and Transfers. All licenses and rights granted to ARES TRADING under this Agreement for Terminated Products shall terminate, and ARES TRADING shall return, transfer, assign to the extent possible (and sublicense where not) to Intrexon or its designee all materials, Know-How, Regulatory Materials, Regulatory Approvals, licenses, Third Party agreements to the extent assignable and as reasonable and other items as are reasonably necessary for Intrexon to continue the Development and Commercialization of Terminated Products;

(ii) Regulatory Materials; Data. To the extent permitted by applicable Law, ARES TRADING shall transfer and assign to Intrexon all Regulatory Materials, Regulatory Approvals, and related data and Know-How relating to the Terminated Products and shall treat the foregoing as “Confidential Information” of Intrexon (and not of ARES TRADING) under Article 10; provided that ARES TRADING will be allowed to retain any such materials that a Regulatory Authority requires ARES TRADING to retain under applicable Laws.

(iii) ARES TRADING License. Subject to Section 2.4, ARES TRADING hereby grants to Intrexon, effective upon such termination, a fully paid, worldwide, fully transferrable, irrevocable license (with the right to grant sublicenses through multiple tiers) under all Patents and Know-How Controlled by ARES TRADING and its Affiliates as in existence as of the date of termination solely to research, Develop, make, have made, use, sell, offer for sale, import and otherwise Manufacture and Commercialize the Terminated Products, provided that if ARES TRADING has taken Third Party Licenses, ARES TRADING shall not be obliged to uphold such Third Party Licenses unless Intrexon covers the apportioned costs (up to the full amount as the case may be) of such Third Party Licenses.

(iv) Trademarks. ARES TRADING shall assign to Intrexon at Intrexon’s expense all right, title and interest in and to the Product Marks for Terminated Products (excluding any such marks that include, in whole or part, any corporate name or logo of ARES TRADING) throughout the Territory.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(v) Ongoing Clinical Trials. ARES TRADING shall transfer to Intrexon at Intrexon’s expense the management and continued performance of all clinical trials for Terminated Products ongoing as of the effective date of such termination, unless Intrexon gives written notice that it elects not to continue any such clinical trial, in which case ARES TRADING shall be responsible for an orderly conclusion of such trial in accordance with applicable law and at its own expense.

(vi) Inventories. Intrexon shall have the right to purchase from ARES TRADING any and all of the inventory of Terminated Products held by ARES TRADING as of the effective date of termination at a price equal to [*****] to acquire or manufacture such inventory. Intrexon shall notify ARES TRADING within thirty (30) days after the effective date of termination whether Intrexon elects to exercise such right.

(vii) Payment Obligations of Intrexon for Intrexon Products. For Intrexon Products under this Section 11.4(c), Intrexon shall make the payments to ARES TRADING set forth in Section 4.5(e), but in no event to exceed the amounts due in 4.5(e).

For clarity, ARES TRADING shall continue to perform all obligations under this Agreement with respect to the Development, Manufacture and Commercialization of Products until the effective date of termination and shall not modify in any material respects such activities from past practices during such period.

11.5 Survival. Termination or expiration of this Agreement shall not affect any rights or obligations of the Parties under this Agreement that have accrued prior to the date of termination or expiration. Notwithstanding anything to the contrary, the following provisions shall survive any expiration or termination of this Agreement: Article 1; Sections 4.5(e) as applicable, 5.6 through 5.9; Section 7.3; Sections 8.2 through 8.9 with respect to payment obligations incurred as of the date of termination and as applicable as per Section 11.4 (a); Articles 9 through 11; Articles 13 and 14.

11.6 Termination Not Sole Remedy. Termination is not the sole remedy under this Agreement and, whether or not termination is effected and notwithstanding anything contained in this Agreement to the contrary, all other remedies shall remain available except as agreed to otherwise herein.

ARTICLE 12

REPRESENTATIONS AND WARRANTIES

12.1 Representations and Warranties of Each Party. Each Party represents and warrants to each of the other Parties as of the Execution Date and as of the Effective Date that:

(a) it has the full right, power and authority to enter into this Agreement, to perform its obligations hereunder; and

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(b) such Party is duly organized and validly existing under the Laws of the jurisdiction of its incorporation or organization; and

(c) such Party has taken all action necessary to authorize the execution and delivery of this Agreement and the performance of its obligations under this Agreement;

(d) this Agreement is a legal and valid obligation of such Party, binding upon such Party and enforceable against such Party in accordance with the terms of this Agreement, except as enforcement may be limited by applicable bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and by general equitable principles. The execution, delivery and performance of this Agreement by such Party does not conflict with, breach or create in any Third Party the right to accelerate, terminate or modify any agreement or instrument to which such Party is a party or by which such Party is bound, and does not violate any Law of any Governmental Body having authority over such Party.

12.2 Representations and Warranties by Intrexon and ZIOPHARM. Intrexon and ZIOPHARM each jointly and severally represents and warrants to ARES TRADING as of the Execution Date that:

(a) The ZIOPHARM Agreement does not conflict with the terms of this Agreement.

(b) The MD Anderson Agreement does not conflict with the terms of this Agreement.

(c) Intrexon possesses sufficient rights to enable Intrexon to grant all rights and licenses it purports to grant to ARES TRADING with respect to the Intrexon Patents under this Agreement;

(d) Intrexon has not granted, and during the Term Intrexon will not grant, any right or license, to any Third Party under the Intrexon IP that conflicts with the rights or licenses granted or to be granted to ARES TRADING hereunder except as separately disclosed in writing to ARES TRADING as of the Effective Date;

(e) There is no pending litigation, and neither ZIOPHARM nor Intrexon has received any written notice of any claims or litigation, seeking to invalidate or otherwise challenge the Intrexon Patents or Intrexon’s rights therein;

(f) None of the Intrexon Patents is subject to any pending re-examination, opposition, interference or litigation proceedings;

(g) All of the Intrexon Patents have been filed and prosecuted in accordance with all applicable laws and have been maintained, with all applicable fees with respect thereto (to the extent such fees have come due) having been paid;

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(h) Intrexon has entered into agreements with each of its current and former officers, employees and consultants involved in research and development work, including development of Intrexon IP, providing Intrexon, to the extent permitted by law, with title and ownership to patents, patent applications, trade secrets and inventions conceived, developed, reduced to practice by such person, solely or jointly with other of such persons, during the period of employment or contract by Intrexon (except where the failure to have entered into such an agreement would not have a material adverse effect on the rights granted to ARES TRADING herein), and Intrexon is not aware that any of its employees or consultants is in material violation thereof;

(i) To Intrexon’s knowledge, there is no infringement, misappropriation or violation by Third Parties of any Intrexon IP in the Field;

(j) Except for instances which would not, individually or in the aggregate, result in a material adverse effect on the rights granted to ARES TRADING under this Agreement, there is no pending or, to Intrexon’s knowledge, threatened action, suit, proceeding or claim by others against Intrexon that Intrexon infringes, misappropriates or otherwise violates any intellectual property or other proprietary rights of others in connection with the use of the Intrexon IP, and Intrexon has not received any written notice of such claim;

(k) To Intrexon’s knowledge, no employee of Intrexon is the subject of any claim or proceeding involving a violation of any term of any employment contract, patent disclosure agreement, invention assignment agreement, non-competition agreement, non-solicitation agreement, non-disclosure agreement or any restrictive covenant to or with a former employer (A) where the basis of such violation relates to such employee’s employment with Intrexon or actions undertaken by the employee while employed with Intrexon and (B) where such violation is relevant to the use of the Intrexon IP in the Field;

(l) Except for instances which would not, individually or in the aggregate, result in a material adverse effect on the rights granted to ARES TRADING under this Agreement, none of the Intrexon Patents owned by Intrexon or its Affiliates, and, to Intrexon’s knowledge, the Intrexon Patents licensed to Intrexon or its Affiliates, have been adjudged invalid or unenforceable by a court of competent jurisdiction or applicable government agency, in whole or in part, and there is no pending or, to Intrexon’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intrexon Patents; and

(m) Except as otherwise disclosed in writing to ARES TRADING, Intrexon: (A) is in material compliance with all statutes, rules or regulations applicable to the ownership, testing, development, manufacture, packaging, processing, use, distribution, marketing, labeling, promotion, sale, offer for sale, storage, import, export or disposal of any product that is under development, manufactured or distributed by Intrexon in the Field (“Applicable Laws”); (B) has not received any notice of adverse finding, warning letter, untitled letter or other correspondence or notice from any federal, state, local or foreign governmental or regulatory authority alleging or asserting material noncompliance with any Applicable Laws or any licenses, certificates, approvals, clearances, authorizations, permits and supplements or amendments thereto required

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

by any such Applicable Laws (“Authorizations”), which would, individually or in the aggregate, result in a material adverse effect; (C) possesses all material Authorizations necessary for the operation of its business as described in the Field and such Authorizations are valid and in full force and effect and Intrexon is not in material violation of any term of any such Authorizations; and (D) since January 1, 2012, (1) has not received notice of any claim, action, suit, proceeding, hearing, enforcement, investigation, arbitration or other action from any federal, state, local or foreign governmental or regulatory authority or third party alleging that any product operation or activity is in material violation of any Applicable Laws or Authorizations and has no knowledge that any federal, state, local or foreign governmental or regulatory authority or third party is considering any such claim, litigation, arbitration, action, suit investigation or proceeding; (2) has not received notice that any federal, state, local or foreign governmental or regulatory authority has taken, is taking or intends to take action to limit, suspend, modify or revoke any material Authorizations and has no knowledge that any such federal, state, local or foreign governmental or regulatory authority is considering such action; (3) has filed, obtained, maintained or submitted all material reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments as required by any Applicable Laws or Authorizations and that all such reports, documents, forms, notices, applications, records, claims, submissions and supplements or amendments were materially complete and correct on the date filed (or were corrected or supplemented by a subsequent submission); and (4) has not, either voluntarily or involuntarily, initiated, conducted, or issued or caused to be initiated, conducted or issued, any recall, market withdrawal or replacement, safety alert, post sale warning, letters to customers, or other notice or action relating to any alleged product defect or violation and, to Intrexon’s knowledge, no third party has initiated, conducted or intends to initiate any such notice or action.

12.3 No Other Warranties. EXCEPT AS EXPRESSLY STATED IN THIS ARTICLE 12, (A) NO REPRESENTATION, CONDITION OR WARRANTY WHATSOEVER IS MADE OR GIVEN BY OR ON BEHALF OF ARES TRADING, ZIOPHARM OR INTREXON; AND (B) ALL OTHER CONDITIONS AND WARRANTIES WHETHER ARISING BY OPERATION OF LAW OR OTHERWISE ARE HEREBY EXPRESSLY EXCLUDED, INCLUDING ANY CONDITIONS AND WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.

ARTICLE 13

INDEMNIFICATION; LIABILITY

13.1 Indemnification by Intrexon. Intrexon and ZIOPHARM shall indemnify and hold ARES TRADING, its Affiliates and their respective officers, directors, agents and employees (“ARES TRADING Indemnitees”) harmless from and against any Claims against them to the extent arising or resulting from:

(a) the negligence or willful misconduct of any of the Intrexon Indemnitees; or

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(b) the Development, manufacture or Commercialization of the Out-Of-Scope Products and Terminated Products by Intrexon, ZIOPHARM or any of their respective Affiliates, licensees, sublicensees or subcontractors; or

(c) the breach of any of the warranties or representations made by either Intrexon or ZIOPHARM to ARES TRADING under this Agreement; or

(d) the breach by either Intrexon or ZIOPHARM of its obligations pursuant to this Agreement;

except in each case, to the extent such Claims result from the material breach by any ARES TRADING Indemnitee of any covenant, representation, warranty or other agreement made by ARES TRADING in this Agreement or the negligence or willful misconduct of any ARES TRADING Indemnitee.

13.2 Indemnification by ARES TRADING. ARES TRADING shall indemnify and hold Intrexon, ZIOPHARM, their respective Affiliates, Third Party licensors, and their respective trustees, officers, directors, agents and employees (“Intrexon Indemnitees”) harmless from and against any Claims arising under or related to this Agreement against them to the extent arising or resulting from:

(a) the negligence or willful misconduct of any of the ARES TRADING Indemnitees; or

(b) the Development, manufacture or Commercialization of the Products in the Field by ARES TRADING or any of its Affiliates, sublicensees or subcontractors; or

(c) the breach of any of the warranties or representations made by ARES TRADING to Intrexon and ZIOPHARM under this Agreement; or

(d) any breach by ARES TRADING of its obligations pursuant to this Agreement;

except in each case, to the extent such Claims result from the material breach by any Intrexon Indemnitee of any covenant, representation, warranty or other agreement made by either Intrexon or ZIOPHARM in this Agreement or the negligence or willful misconduct of any Intrexon Indemnitee.

13.3 Indemnification Procedure. If any Party is seeking indemnification under Sections 13.1 or 13.2 (the “Indemnified Party”), it shall inform the Party against which indemnification is sought (the “Indemnifying Party”) of the Claim giving rise to the obligation to indemnify pursuant to such Section as soon as reasonably practicable after receiving notice of the Claim. The Indemnifying Party shall have the right to assume the defense of any such Claim for which it is obligated to indemnify the Indemnified Party. The Indemnified Party shall cooperate with the Indemnifying Party and the Indemnifying Party’s insurer as the Indemnifying Party may reasonably request, and at the Indemnifying Party’s cost and expense. The

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

Indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any Claim that has been assumed by the Indemnifying Party. No Party shall have the obligation to indemnify another Party in connection with any settlement made without the Indemnifying Party’s written consent, which consent shall not be unreasonably withheld or delayed. If the Parties cannot agree as to the application of Section 13.1 or 13.2 as to any Claim, pending resolution of the dispute pursuant to Section 14.7, the Parties may conduct separate defenses of such Claims, with each Party retaining the right to claim indemnification from the other Party in accordance with Section 13.1 or 13.2 upon resolution of the underlying Claim.

13.4 Mitigation of Loss. Each Indemnified Party shall take and shall procure that its Affiliates take all such reasonable steps and action as are reasonably necessary or as the Indemnifying Party may reasonably require in order to mitigate any Claims (or potential losses or damages) under this Article 13. Nothing in this Agreement shall or shall be deemed to relieve any Party of any common law or other duty to mitigate any losses incurred by it.

13.5 Limitation of Liability. NO PARTY SHALL BE LIABLE TO ANY OTHER PARTY FOR ANY SPECIAL, CONSEQUENTIAL, INCIDENTAL, PUNITIVE, OR INDIRECT DAMAGES ARISING FROM OR RELATING TO ANY BREACH OF THIS AGREEMENT, REGARDLESS OF ANY NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION 13.5 IS INTENDED TO OR SHALL LIMIT OR RESTRICT THE INDEMNIFICATION RIGHTS OR OBLIGATIONS OF ANY PARTY UNDER SECTION 13.1 OR 13.2, OR DAMAGES AVAILABLE FOR A PARTY’S BREACH OF CONFIDENTIALITY OBLIGATIONS IN ARTICLE 10.

13.6 Insurance. During the Term, each Party shall obtain and maintain, at its sole cost and expense, insurance (including any self-insured arrangements) in types and amounts that are reasonable and customary in the pharmaceutical and biotechnology industry for companies engaged in comparable activities. It is understood and agreed that this insurance shall not be construed to limit either Party’s liability with respect to its indemnification obligations hereunder. Each Party will, except to the extent self-insured, provide to the other Party upon request a certificate evidencing the insurance such Party is required to obtain and keep in force under this Section 13.6.

ARTICLE 14

GENERAL PROVISIONS

14.1 HSR Act. To the extent required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”), each Party will (a) file or cause to be filed, as promptly as practicable after the Execution Date, with the United States Federal Trade Commission (“FTC”) and the United States Department of Justice (“DOJ”), all reports and other documents required to be filed by such Party under the HSR Act concerning the transactions

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

contemplated hereby and (b) promptly comply with or cause to be complied with any requests by the FTC or DOJ for additional information concerning such transactions, in each case so that the waiting period applicable to this Agreement and the transactions contemplated hereby under the HSR Act will expire as soon as practicable after the date hereof. Each Party agrees to request, and to cooperate with the other Parties in requesting, early termination of any applicable waiting period under the HSR Act. Each Party shall be responsible for its own costs, expenses, and filing fees in connection with the filings. This Agreement is effective on the earliest of: (i) the date after which the waiting period pursuant to the HSR Act has expired, (ii) the date on which the transaction contemplated in this Agreement has been approved by the FTC and DOJ, and (iii) if the Parties agree that no filing is required under the HSR Act, the Execution Date (the earliest of (i)-(iii), the “Effective Date”), except that Article 10 and this Section 14.1 shall be effective on the Execution Date.

14.2 Force Majeure. No Party shall be held liable to any other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement to the extent such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including embargoes, war, acts of war (whether war be declared or not), acts of terrorism, insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, fire, floods, earthquakes or other acts of God, or acts, omissions or delays in acting by any governmental authority or the other Party or unavailability of materials related to the manufacture of Products. The affected Party shall notify the other Parties in writing of such force majeure circumstances as soon as reasonably practical, and shall promptly undertake and continue diligently all reasonable efforts necessary to cure such force majeure circumstances or to perform its obligations in spite of the ongoing circumstances.

14.3 Assignment. This Agreement may not be assigned or otherwise transferred, nor may any right or obligation hereunder be assigned or transferred, by either Party without the prior written consent of both Intrexon and ARES TRADING. Notwithstanding the foregoing, either Intrexon, ZIOPHARM or ARES TRADING may, without consent of any other Party, assign this Agreement and its rights and obligations hereunder in whole or in part to an Affiliate of such Party, or in whole to its successor in interest in connection with the sale of all or substantially all of its stock or its assets to which this Agreement relates, or in connection with a merger, acquisition or similar transaction. Any attempted assignment not in accordance with this Section 14.3 shall be null and void and of no legal effect. Any permitted assignee shall assume all assigned obligations of its assignor under this Agreement. The terms and conditions of this Agreement shall be binding upon, and shall inure to the benefit of, the Parties and their respected successors and permitted assigns. The Patent Rights and Know-How owned or in-licensed by a permitted assignee, or an entity who becomes an Affiliate of a Party during the Term, in each case as existing on the date of closing of the transaction that was the basis for such assignment or resulted in such entity becoming an Affiliate, shall be automatically excluded from the rights licensed to the other Party under this Agreement, except as otherwise foreseen under this Agreement.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

14.4 Severability. If any one or more of the provisions contained in this Agreement is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties shall in such an instance use their best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, implement the purposes of this Agreement.

14.5 Notices. All notices which are required or permitted hereunder shall be in writing and sufficient if delivered personally, sent by facsimile (receipt confirmed) (and promptly confirmed by personal delivery, registered or certified mail or overnight courier), sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Intrexon:

Intrexon Corporation

20374 Seneca Meadows Parkway

Germantown, MD 20876

USA

Attn: Legal Department

Fax: (301) 556-9002

with a copy to:

Cooley LLP

3175 Hanover Street

Palo Alto, CA 94304

USA

Attn: Robert Jones

Fax: (650) 849-7400

If to ARES TRADING:

ARES TRADING S.A.

Zone Industrielle de L’Ouriettaz

1170 Aubonne

Switzerland

Attn:

Fax:

with a copy to:

Merck KGaA

Frankfurter Straße 250

64293 Darmstadt

Germany

Attn: Merck Serono Legal Department

Fax: [*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

If to ZIOPHARM:

ZIOPHARM Oncology, Inc.

One First Avenue

Parris Building, 34

Navy Yard Plaza

Boston, MA 02129

USA

Attention: Chief Executive Officer

Fax: (617) 241-2855

with a copy to:

WilmerHale

60 State Street

Boston, MA 02109

USA

Attention: Steven Singer

Fax: (617) 526-5000

or to such other address(es) as the Party to whom notice is to be given may have furnished to the other Parties in writing in accordance herewith. Any such notice shall be deemed to have been given: (a) when delivered if personally delivered or sent by facsimile on a business day (or if delivered or sent on a non-business day, then on the next business day); (b) on the business day after dispatch if sent by nationally-recognized overnight courier; or (c) on the fifth (5th) business day following the date of mailing, if sent by mail.

14.6 Governing Law. This Agreement shall be governed by and interpreted in accordance with the Laws of England and Wales, excluding application of any conflict of laws principles that would require application of the Law of a different jurisdiction, and will be subject to the exclusive jurisdiction of the courts of competent jurisdiction located in London, England.

14.7 Dispute Resolution

(a) Disputes. The Parties recognize that disagreements as to certain matters may from time to time arise out of this Agreement. The Parties agree that such disagreements are to be governed in accordance with this Section 14.7. Disagreements that are claims, counterclaims, demands, causes of action, disputes or controversies both arising out of this Agreement and related to the performance, enforcement, breach or termination of this Agreement, excluding disputes arising from the JSC or IPC, are each, a “Dispute.” For the avoidance of doubt, Dispute does not include any claims, counterclaims, demands, causes of action, disputes or controversies regarding a Party’s use of any intellectual property rights of another Party, where such use is not expressly granted by the licenses hereunder. Furthermore, this Section 14.7 is intended to address disputes between ARES TRADING, on the one hand, and either or both of Intrexon and ZIOPHARM, on the other. Any dispute between ZIOPHARM and Intrexon shall be resolved pursuant to the terms of the ZIOPHARM Agreement. For purposes of this Section 14.7, Intrexon and ZIOPHARM shall be deemed to constitute a single “Party.”

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

(b) Informal Negotiation. It is the objective of the Parties to establish procedures to facilitate the resolution of Disputes in an expedient manner by mutual cooperation and without resort to litigation. To accomplish this objective, the Parties agree that Disputes will be discussed first by the CEOs. Either Party may, by written notice to the other Party, have a Dispute referred to the CEOs for attempted resolution by good faith negotiations within thirty (30) days after such notice is received. If the CEOs are not able to resolve such Dispute within such thirty (30) day period, then, at any time after such thirty (30) day period, either Party may proceed to enforce any and all of its rights with respect to such dispute.

(c) Injunctive Relief. No provision herein shall be construed as precluding a Party from bringing an action for injunctive relief or other equitable relief prior to the initiation or completion of the above procedure.

14.8 Entire Agreement; Amendments. This Agreement, together with the Exhibits hereto, and the ZIOPHARM Agreement, contains the entire understanding of the Parties with respect to the collaboration and the licenses granted hereunder. Any other express or implied agreements and understandings, negotiations, writings and commitments, either oral or written, in respect to the Collaboration and the licenses granted hereunder are superseded by the terms of this Agreement. The Exhibits to this Agreement are incorporated herein by reference and shall be deemed a part of this Agreement. In the event of any conflict between the terms of this Agreement and the terms of the ZIOPHARM Agreement, the Parties agree that the terms of this Agreement shall control. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by authorized representative(s) of each of the Parties hereto. The Parties agree that, effective as of the Effective Date, any confidentiality agreement between the Parties that was in effect as of the Effective Date shall be superseded by this Agreement with respect to any matter addressed by this Agreement, and that disclosures made prior to the Effective Date pursuant to any such confidentiality agreement shall be subject to the confidentiality and non-use provisions of this Agreement.

14.9 Headings. The captions to the several Articles, Sections and subsections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Articles and Sections hereof.

14.10 Independent Contractors. It is expressly agreed that Intrexon, ZIOPHARM and ARES TRADING shall be independent contractors and that the relationship between the Parties shall not constitute a partnership, joint venture or agency. None of Intrexon, ZIOPHARM, or ARES TRADING shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on any other Party, without the prior written consent of such other Party.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

14.11 Waiver. The waiver by any Party hereto of any right hereunder, or of any failure of any other Party to perform, or of any breach by any other Party, shall not be deemed a waiver of any other right hereunder or of any other breach by or failure of such other Party whether of a similar nature or otherwise.

14.12 Cumulative Remedies. No remedy referred to in this Agreement is intended to be exclusive, but each shall be cumulative and in addition to any other remedy referred to in this Agreement or otherwise available under law.

14.13 Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement shall be construed against the drafting Party shall not apply.

14.14 Business Day Requirements. In the event that any notice or other action or omission is required to be taken by a Party under this Agreement on a day that is not a business day then such notice or other action or omission shall be deemed to be required to be taken on the next occurring business day.

14.15 Compliance; Subcontractors. Each Party agrees that in performing its obligations or exercising its rights under this Agreement: (a) it shall comply in all material respects with all applicable Laws; and (b) it shall not employ or engage any Person who has been debarred by any Regulatory Authority or, to such Party’s knowledge, is the subject of debarment proceedings by a Regulatory Authority. Each Party shall have the right to engage subcontractors for purposes of conducting activities assigned to it under the Research Plans or under the Agreement (including ARES TRADING’s Development activities), provided that any such subcontractor is bound by written obligations of confidentiality and non-use consistent with this Agreement and has agreed to assign to the Party engaging such subcontractor (or grant a fully-paid, exclusive, royalty-free, worldwide, fully sublicensable license to such Party, under) inventions made by such subcontractor in the course of performing such subcontracted work that relate to any Products or their use, manufacture or sale. Each Party shall remain responsible for any obligations under the Research Plans or obligations under the Agreement that have been delegated or subcontracted to any subcontractor, and shall be responsible for the performance of its subcontractors.

14.16 Counterparts. This Agreement may be executed in two or more counterparts by original signature, facsimile or PDF files, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. The Parties agree that they will execute one set of wet-ink copies as originals.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Confidential

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

Intrexon Corporation		ARES TRADING Trading S.A.

By:	/s/ Randal J. Kirk	By:	/s/ Simon Sturge
Name:	Randal J. Kirk	Name:	Simon Sturge
Title:	Chairman & CEO	Title:	Senior Vice President Head of Biosimilars

		By:	/s/ James Singleton
		Name:	James Singleton
		Title:	Authorized Representative

ZIOPHARM Oncology, Inc.

By:	/s/ Jonathan Lewis
Name:	Jonathan Lewis
Title:	Chief Executive Officer

[SIGNATURE PAGE OF THE LICENSE AND COLLABORATION AGREEMENT BY AND BETWEEN

INTREXON CORPORATION, ARES TRADING TRADING, AND ZIOPHARM ONCOLOGY]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

LIST OF EXHIBITS

Exhibit A: Veledimex

Exhibit B: Press Release

LIST OF SCHEDULES

Schedule 4.1: Research Plan

Schedule 4.6: MD Anderson Products

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 4.1: Research Plan

[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Schedule 4.6: MD Anderson Products

[*****]

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Exhibit A: Veledimex

USAN (AB-07)	VELEDIMEX

PRONUNCIATION	vel ed’ i mex

THERAPEUTIC CLAIM	Immunostimulant; antineoplastic enhancing agent

CHEMICAL NAMES

1.      Benzoic acid, 2-ethyl-3-methoxy-, 2-(3,5-dimethylbenzoyl)-2-[(1R)-1-(1,1-dimethylethyl)butyl]hydrazide

2.      2. N-[(1R)-1-(1,1-dimethylethyl)butyl]-N’-(2-ethyl-3-methoxybenzoyl)-3,5-dimethylbenzohydrazide

STRUCTURAL FORMULA

MOLECULAR FORMULA	C27H38N2O3

MOLECULAR WEIGHT	438.6

TRADEMARK	None as yet

SPONSOR	Intrexon

CODE DESIGNATIONS	INXN-1001

CAS REGISTRY NUMBER	1093130-72-3

WHO NUMBER	9827

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Exhibit B: Press Release

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Intrexon and Merck Serono Announce Agreement for the Development and Commercialization of

CAR-T Therapy

- Chimeric Antigen Receptor T-cell (CAR-T) therapy enhances Merck Serono’s R&D technology portfolio in immuno-oncology

- Collaboration and license agreement will focus on developing a next generation CAR-T platform to generate several drug candidates

Germantown, MD, March 30, 2015 – Intrexon Corporation (NYSE: XON), a leader in synthetic biology, and Merck Serono, the biopharmaceutical business of Merck KGaA, Darmstadt, Germany, today announced an exclusive strategic collaboration and license agreement to develop and commercialize Chimeric Antigen Receptor T-cell (CAR-T) cancer therapies. This collaboration advances Merck Serono’s comprehensive, science-driven strategy to develop innovative therapies that modulate the immune system’s natural ability to fight tumors.

“The collaboration with Intrexon underlies Merck Serono’s focus on innovation, and enhances its R&D technology portfolio in immuno-oncology,” says Belen Garijo, President and CEO of Merck Serono. “Moreover, it showcases Merck Serono’s commitment to developing therapies that have the potential to significantly evolve the way cancer is treated.”

CAR-T cells are genetically engineered T-cells with synthetic receptors that recognize a specific antigen expressed on tumor cells. When CAR-T cells bind to a target, an immunological attack against the cancer cells is triggered.

Utilizing Intrexon’s cell engineering techniques and RheoSwitch® platform, the collaboration aims to develop leading-edge products that empower the immune system in a regulated manner to overcome the current challenges of CAR-T therapy.

The agreement provides Merck Serono exclusive access to Intrexon’s proprietary and complementary suite of technologies to engineer T cells with optimized and inducible gene expression, as recently strengthened by a license agreement with the University of Texas MD Anderson Cancer Center.

Intrexon will be responsible for all platform and product developments until IND filing. Merck will nominate targets of interest for which CAR-T products will be developed. Merck will also lead the IND filing and pre-IND interactions, clinical development and commercialization. In addition, Intrexon has the opportunity to explore targets independently, granting Merck opt-in rights during clinical development.

“Merck is an ideal partner in CAR-T for us because of their long-term perspective, extraordinary character, worldwide reach and commitment to leadership in immuno-oncology,” says Randal J. Kirk, Chairman and CEO of Intrexon. “We look forward to working together to benefit patients through the creation of a leading franchise in this very promising field.”

Under the terms of the agreement, Intrexon will receive an upfront payment of $115 million. For the first two targets of interest selected by Merck Serono, Intrexon will receive research funding and is eligible to receive up to $826 million development, regulatory and commercial milestones, as well as tiered royalties on product sales. In addition, Intrexon is also eligible to receive further payments upon achievement of certain technology development milestones.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

About Merck Serono

Merck Serono is the biopharmaceutical business of Merck. With headquarters in Darmstadt, Germany, Merck Serono offers leading brands in 150 countries to help patients with cancer, multiple sclerosis, infertility, endocrine and metabolic disorders as well as cardiovascular diseases. In the United States and Canada, EMD Serono operates as a separately incorporated subsidiary of Merck Serono.

Merck Serono discovers, develops, manufactures and markets prescription medicines of both chemical and biological origin in specialist indications. We have an enduring commitment to deliver novel therapies in our core focus areas of neurology, oncology, immuno-oncology and immunology.

For more information, please visit www.merckserono.com

About Intrexon Corporation

Intrexon Corporation (NYSE: XON) is a leader in synthetic biology focused on collaborating with companies in Health, Food, Energy, Environment, and Consumer sectors to create biologically-based products that improve the quality of life and the health of the planet. Through the Company’s proprietary UltraVector® platform and integrated technology suite, Intrexon provides its partners with industrial-scale design and development of complex biological systems delivering unprecedented control, quality, function, and performance of living cells. We call our synthetic biology approach Better DNA®, and we invite you to discover more at www.dna.com.

Trademarks

Intrexon, RheoSwitch, RheoSwitch Therapeutic System, RTS, UltraVector, and Better DNA are trademarks of Intrexon and/or its affiliates. Other names may be trademarks of their respective owners.

Safe Harbor Statement

Some of the statements made in this press release are forward-looking statements. These forward-looking statements are based upon our current expectations and projections about future events and generally relate to our plans, objectives and expectations for the development of our business. Although management believes that the plans and objectives reflected in or suggested by these forward-looking statements are reasonable, all forward-looking statements involve risks and uncertainties and actual future results may be materially different from the plans, objectives and expectations expressed in this press release.

###

For more information regarding Intrexon Corporation, contact:

Investor Contact:

Christopher Basta

Vice President, Investor Relations

Tel: +1 (561) 410-7052

Investors@intrexon.com

Corporate Contact:

Marie Rossi, Ph.D.

Senior Manager, Technical Communications

Tel: +1 (301) 556-9850

publicrelations@intrexon.com

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

Your Contact

News Release	Heather Connor Phone +1-978-294-1660

March 30, 2015

Merck Serono and Intrexon Announce Agreement for the

Development and Commercialization of CAR-T Therapy

•	Chimeric Antigen Receptor T-cell (CAR-T) therapy enhances Merck Serono’s R&D technology portfolio in immuno-oncology

•	Collaboration and license agreement will focus on developing a next generation CAR-T platform to generate several drug candidates

Darmstadt, Germany, March 30, 2015 – Merck Serono, the biopharmaceutical business of Merck, and Intrexon Corporation (NYSE:XON), today announced an exclusive strategic collaboration and license agreement to develop and commercialize Chimeric Antigen Receptor T-cell (CAR-T) cancer therapies. This collaboration advances Merck Serono’s comprehensive, science-driven strategy to develop innovative therapies that modulate the immune system’s natural ability to fight tumors.

“The collaboration with Intrexon underlies Merck Serono’s focus on innovation, and enhances its R&D technology portfolio in immuno-oncology,” says Belen Garijo, President and CEO of Merck Serono. “Moreover, it showcases Merck Serono’s commitment to developing therapies that have the potential to significantly evolve the way cancer is treated.”

CAR-T cells are genetically engineered T-cells with synthetic receptors that recognize a specific antigen expressed on tumor cells. When CAR-T cells bind to a target, an immunological attack against the cancer cells is triggered.

Utilizing Intrexon’s cell engineering techniques and RheoSwitch® platform, the collaboration aims to develop leading-edge products that empower the immune system in a regulated manner to overcome the current challenges of CAR-T therapy.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

The agreement provides Merck Serono exclusive access to Intrexon’s proprietary and complementary suite of technologies to engineer T cells with optimized and inducible gene expression, as recently strengthened by a license agreement with the University of Texas MD Anderson Cancer Center.

Intrexon will be responsible for all platform and product developments until IND filing. Merck will nominate targets of interest for which CAR-T products will be developed. Merck will also lead the IND filing and pre-IND interactions, clinical development and commercialization. In addition, Intrexon has the opportunity to explore targets independently, granting Merck opt-in rights during clinical development.

“Merck is an ideal partner in CAR-T for us because of their long-term perspective, extraordinary character, worldwide reach and commitment to leadership in immuno-oncology,” says Randal J. Kirk, Chairman and CEO of Intrexon. “We look forward to working together to benefit patients through the creation of a leading franchise in this very promising field.”

Under the terms of the agreement, Intrexon will receive an upfront payment of $115 million. For the first two targets of interest selected by Merck Serono, Intrexon will receive research funding and is eligible to receive up to $826 million development, regulatory and commercial milestones, as well as tiered royalties on product sales. In addition, Intrexon is also eligible to receive further payments upon achievement of certain technology development milestones.

About Intrexon Corporation

Intrexon Corporation (NYSE: XON) is a leader in synthetic biology focused on collaborating with companies in Health, Food, Energy, Environment, and Consumer sectors to create biologically-based products that improve the quality of life and the health of the planet. Through the Company’s proprietary UltraVector® platform and integrated technology suite, Intrexon provides its partners with industrial -scale design and development of complex biological systems delivering unprecedented control, quality, function, and performance of living cells. We call our synthetic biology approach Better DNA®, and we invite you to discover more at www.dna.com.

About Merck Serono

Merck Serono is the biopharmaceutical business of Merck. With headquarters in Darmstadt, Germany, Merck Serono offers leading brands in 150 countries to help patients with cancer, multiple sclerosis, infertility, endocrine and metabolic disorders as well as cardiovascular diseases. In the United States and Canada, EMD Serono operates as a separately incorporated subsidiary of Merck Serono.

Merck Serono discovers, develops, manufactures and markets prescription medicines of both chemical and biological origin in specialist indications. We have an enduring commitment to deliver novel therapies in our core focus areas of neurology, oncology, immuno-oncology and immunology.

Portions herein identified by [*****] have been omitted pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended. A complete copy of this document has been filed separately with the Securities and Exchange Commission.

For more information, please visit www.merckserono.com

All Merck news releases are distributed by e-mail at the same time they become available on the Merck website. Please go to www.merckgroup.com/newsabo to register online, change your selection or discontinue this service.

Merck is a leading company for innovative, top-quality high-tech products in healthcare, life science and performance materials. The company has six businesses – Merck Serono, Consumer Health, Allergopharma, Biosimilars, Merck Millipore and Performance Materials – and generated sales of around € 11.3 billion in 2014. Around 39,000 employees work for Merck in 66 countries to improve the quality of life for patients, to further the success of customers, and to help meet global challenges. Merck is the world’s oldest pharmaceutical and chemical company – since 1668, the company has stood for innovation, business success and responsible entrepreneurship. Holding an approximately 70% interest, the founding family remains the majority owner of the company to this day. Merck, Darmstadt, Germany holds the global rights to the Merck name and brand. The only exceptions are Canada and the United States, where the company operates as EMD Serono, EMD Millipore and EMD Performance Materials.